PROSPECTUS

  February 27, 2015, as supplemented March 6, 2015

AVENUE CREDIT STRATEGIES FUND

Investor Class Shares

ACSAX

Institutional Class Shares

ACSBX

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

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SUMMARY INFORMATION

AVENUE CREDIT STRATEGIES FUND

Investment Objective

Avenue Credit Strategies Fund (the "Fund") seeks total return, primarily from capital appreciation, fees and interest income.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

	Investor Class	Institutional Class
Shareholder Fees
(fees paid directly from your investment)
Redemption Fee (as a percentage of amount redeemed on shares held 60 days or less) .	2.00%	2.00%
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management (Advisory) Fees	1.00%	1.00%
Distribution (12b-1) Fees	0.25%	None
Other Expenses
Shareholder Servicing Fees	0.13%	0.11%
Investment Related Expenses(1)	0.34%	0.35%
All Other Expenses.	0.24%	0.26%
Total Other Expenses	0.71%	0.72%
Total Annual Fund Operating Expenses	1.96%	1.72%
Expense Reimbursement	0.07%	0.07%
Total Annual Fund Operating Expenses After Expense Reimbursement(2)	2.03%	1.79%

(1)  Investment related expenses include short sales expense, stock loan fees and interest expense.

(2)  Avenue Capital Management II, L.P., the Fund's investment adviser (the "Adviser"), has contractually agreed to reimburse the Fund so that Total Annual Fund Operating Expenses After Expense Reimbursement are limited to 1.75% and 1.50% of the average daily net assets of the Investor Class and Institutional Class, respectively, through and including February 29, 2016 (excluding (i) interest, taxes, brokerage commissions and expenditures capitalized in accordance with generally accepted accounting principles, (ii) portfolio transactions and investment related expenses, and (iii) extraordinary expenses not incurred in the ordinary course of the Fund's business) (the "Expense Cap Agreement"). The Fund may repay the Adviser for any such reimbursement if, within three years of the reimbursement, the Fund could repay the Adviser without causing the Fund's Total Annual Fund Operating Expenses After Expense Reimbursement to exceed 1.75% and 1.50% of the average daily net assets of the Investor Class and Institutional Class, respectively (subject to the exclusions described above), for the fiscal year in which such repayment would occur when such amount repaid to the Adviser is included in the Fund's Total Annual Fund Operating Expenses; provided that any such repayment required to be made to the Adviser following a termination of the Expense Cap Agreement will be subject to the approval of the Fund's Board of Trustees. The Expense Cap Agreement can only be terminated by the independent Trustees of the Fund.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then either redeem or do not redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same, and that the Adviser did not reimburse expenses after the first year (in the first year, expenses are based on the net amount pursuant to the Expense Cap Agreement). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Investor Class.	$199	$615	$1,057	$2,285
Institutional Class	$175	$542	$933	$2,030

The Example reflects the impact of the Fund's contractual expense limitation for a period of at least one year. The Example should not be considered a representation of past or future expenses, as actual expenses may be greater or lower than those shown.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over") its portfolio. A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 77% of the average value of its portfolio.

Principal Investment Strategies of the Fund

Depending on current market conditions and the Fund's outlook over time, the Fund seeks to achieve its investment objective by opportunistically investing in a combination of high yield bonds, senior secured bank loans ("Senior Loans") and distressed debt instruments (and loan-related or debt-related instruments, including derivative instruments) (collectively, "credit obligations").

The Fund will primarily utilize a fundamental based investment research process that will seek to capitalize on market inefficiencies and reallocate its portfolio to opportunistically emphasize those investments, categories of investments and geographic exposures believed to be best suited to the current investment and interest rate environment and market outlook.

Portfolio Construction Guidelines. Under normal market conditions, the Fund will invest at least 80% of its total assets in any combination of the following credit obligations and related instruments: (i) unsecured debt obligations, including high yield, high-risk obligations (i.e., those that, at the time of investment, are rated below investment grade by a nationally recognized statistical rating organization ("NRSRO") or are unrated but deemed by the Adviser, to be of comparable quality, which are often referred to as "junk" securities); (ii) Senior Loans (including those that, at the time of investment, could be considered "junk" securities as described above); (iii) second lien or other subordinated or unsecured adjustable, variable or floating rate and fixed rate loans or debt, including convertible bonds (including those that, at the time of investment, could be considered "junk" securities as described above); (iv) structured products, including collateralized debt and loan obligations (collectively, "structured products") that provide long or short exposure to other credit obligations; (v) swaps and other derivative instruments (including credit default, total return, index and interest rate swaps, options (including options on swaps, futures contracts and foreign currencies), forward contracts and futures contracts) that provide long or short exposure to credit obligations; (vi) foreign currencies and foreign currency derivatives (including foreign currency-related swaps, futures contracts and forward contracts) acquired for the purpose of hedging currency risk arising from the credit obligations in the Fund's portfolio; (vii) preferred stocks (including those that, at the time of investment, could be considered "junk" securities as described above); and (viii) short-term debt securities such as U.S.

government securities, commercial paper and other money market instruments and cash equivalents (including shares of money market funds). Certain types of structured products, swaps and other derivative instruments provide short exposure to credit obligations whose value is inversely related to the value of one or more other credit obligations. The credit obligations in which the Fund invests may include newly issued securities (e.g., initial debt offerings). The Fund will not be required to maintain any particular weighted average maturity or duration for its investment portfolio.

Under normal market conditions, the Fund may invest up to 20% of its total assets in any combination of the following: (i) structured products that provide long or short exposure to assets and indices other than credit obligations; (ii) swaps and other derivative instruments (including total return, index and interest rate swaps, options, warrants, forward contracts, futures contracts and options on futures contracts) that provide long or short exposure to assets and indices other than credit obligations; (iii) equity securities obtained through the conversion or exchange of convertible or exchangeable instruments, debt restructurings or bankruptcy proceedings and hedges on such positions; (iv) equity securities issued through the conversion or exchange of convertible or exchangeable instruments, debt restructurings or post-reemergence from bankruptcy for a period of time up to 18 months following such issuance; and (v) rights offered by companies in bankruptcy or undergoing a debt restructuring. If the Fund receives equity securities in a debt restructuring or bankruptcy proceeding in an amount that would cause it to exceed the foregoing 20% limitation, the Fund will not be required to reduce its positions in such securities, or in any related hedges or any other investment, if the Adviser believes it would not be in the best interest of the Fund to do so. However, the Fund may not increase its position in such securities while it remains above the 20% limitation.

In addition to providing long or short exposure to credit obligations, structured products, swaps and other derivative instruments may reference underlying assets such as equities, equity indices, commodities and commodity indices. The Fund may invest in such instruments in order, for example: (i) to seek current income or capital appreciation; or (ii) to reduce the Fund's exposure solely to credit obligations. The Adviser believes that the flexibility afforded by being able to invest in such instruments may benefit the Fund by: (i) allowing the Fund to invest in potentially attractive investment opportunities that are not credit obligations; and (ii) increasing the mix of instruments in the Fund's portfolio which could reduce the overall risk of the Fund's portfolio (although the Fund intends to remain a non-diversified investment company). There can be no assurance that these benefits will be realized and such instruments may expose the Fund to risks not presented by credit obligations. The Fund may invest in such instruments for non-hedging purposes, which is considered a speculative practice, and presents even greater risk of loss.

The Fund may invest up to 20% of its total assets in Senior Loans or other unsecured obligations including unsecured high yield and convertible bonds which are in default or bankruptcy at the time of investment.

The Adviser manages assets for accounts other than the Fund, including private funds, which may invest in the same types of securities. In order, among other things, to attempt to mitigate potential conflicts and seek to maintain a portfolio with the risk/return and liquidity characteristics that the Fund believes to be appropriate for open-end investment company investors, the Fund will adhere to a policy pursuant to which, at the time an investment is made by the Fund, the Fund's portfolio will have no more than 20% overlap, on a market value basis, at the investment specific level with the portfolio investments held by the private funds (in the aggregate) advised by the Adviser or its affiliates (the "Avenue private funds") (i.e., no more than 20% of the Fund's portfolio investments will be identical to the investments held by the Avenue private funds in the aggregate) (the "20% overlap limit"). The 20% overlap limit will be measured as the percentage of:

(a)  the aggregate market value of the specific investments in the Fund that are owned by, and overlap at the investment specific level with, the Avenue private funds (in the aggregate), divided by

(b)  the market value of the Fund's total assets.

Investment opportunities appropriate for both the Fund and the Avenue private funds generally will be allocated between the Fund and the Avenue private funds in a manner that the Adviser believes to be fair and equitable under the circumstances, in accordance with the Adviser's trade allocation policies. The application of the 20% overlap limit may result in the Fund being unable to make investments that it otherwise would have made, which could negatively affect the performance of the Fund.

The following Fund investments will not be included for purposes of calculating the 20% overlap limit:

(a)  investments held only by collateralized loan obligation ("CLO") funds, and no other private funds, managed by the Adviser; and

(b)  assets that, in the Adviser's determination, are held for hedging purposes.

Additionally, to the extent that the Fund exceeds the 20% overlap limit other than due to a transaction by the Fund (e.g., appreciation or depreciation of certain assets in the Fund or an acquisition by one or more Avenue private funds), the Fund will not be required to sell any of its holdings but will be precluded from acquiring any additional securities that the Avenue private funds currently hold. Notwithstanding the foregoing, the Fund will be permitted to convert, exchange or exercise any security it currently holds and participate in any rights offerings or other offerings available to holders of securities currently held in its portfolio regardless of whether such transaction would be in excess of the foregoing 20% limit. The 20% overlap limit does not limit the amount the Fund may invest in credit obligations of an entity or group of affiliated entities in which the Avenue private funds invest through credit obligations different from those held by the Fund.

Credit Quality and Geographic Origin of Portfolio Investments. In making investments in accordance with the foregoing portfolio construction guidelines, the Fund may invest in credit obligations of any credit quality. The Fund may invest in credit obligations from issuers that, at the time of investment, the Adviser believes to be distressed (i.e., unable to service their debts).

In making investments in accordance with the foregoing portfolio construction guidelines, the Fund may invest globally in U.S. and non-U.S. issuers' obligations and such obligations may be U.S. dollar denominated as well as non-U.S. dollar denominated. The Fund will typically seek to limit its exposure to foreign currency risks by entering into forward transactions and other hedging transactions to the extent practicable. Under normal market conditions, the Fund expects to invest in both U.S. and non-U.S. issuers. However, the Fund may invest a substantial part of its assets in just one country. The Fund is not required to allocate its investments in any set percentages in any particular countries. The Fund's current areas of geographic focus will be the United States and, secondarily, developed Europe, Asia and Canada. The Fund's geographic areas of focus are subject to change from time to time and may be changed without prior notice to the Fund's shareholders. However, the Fund plans to invest primarily in countries that have creditors' rights laws and regulations that the Fund believes are sufficiently developed with adequate creditor protection rights. There is no minimum or maximum limit on the amount of the Fund's assets that may be invested in non-U.S. developed country credit obligations, but the Fund will invest no more than 20% of its total assets in emerging market credit obligations or sovereign obligations of developed and emerging market issuers.

The Fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

The Fund is "non-diversified" for purposes of the Investment Company Act of 1940, as amended (the "1940 Act").

Principal Risks of Investing in the Fund

You may lose money by investing in the Fund, including the possibility that you may lose all of your investment. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the U.S. Federal Deposit Insurance Corporation ("FDIC") or any other governmental agency.

The Fund is intended to be a long-term investment vehicle and is not designed to provide investors with a means of speculating on short-term market movements. Investors should not consider the Fund a complete investment program.

Market Risk. Market risk is the possibility that the market values of securities owned by the Fund will decline. The values of fixed income securities tend to fall as interest rates rise, and such declines tend to be greater among fixed income securities with longer remaining maturities. Market risk is often greater among certain types of fixed income securities, which do not make regular interest payments but are instead bought at a discount to their face values and paid in full upon maturity. As interest rates change, these securities often fluctuate more in price than securities that make regular interest payments and therefore subject the Fund to greater market risk than a fund that does not own these types of securities. The widening of credit spreads (i.e., the difference in yield between different securities, due to different credit quality), especially in the absence of defaults in higher yield, lower rated credit obligations, could also adversely affect the market value of securities owned by the Fund. Obligations with longer remaining maturities or durations generally expose the Fund to more market risk.

Risks of Changes in Fixed Income Market Conditions. Following the financial crisis that began in 2007, the Board of Governors of the Federal Reserve System (the "Federal Reserve") has attempted to stabilize the U.S. economy and support the U.S. economic recovery by keeping the federal funds rate at or near zero percent. In addition, the Federal Reserve has purchased large quantities of securities issued or guaranteed by the U.S. government, its agencies or instrumentalities on the open market (Quantitative Easing). As the Federal Reserve has ended its Quantitative Easing program, and may begin to raise the federal funds rate, there is a risk that interest rates across the U.S. financial system will rise. These policy changes, along with other economic, political or other factors, may cause the fixed income markets to experience increased volatility and reduced liquidity, causing the value of the Fund's investments and its net asset value ("NAV") per share to decline. If the Fund experiences high redemptions because of these developments, the Fund may have to sell investments at times when it would not be advantageous to do so, potentially resulting in losses to the Fund. The Fund may also experience increased portfolio turnover, which will increase the costs that the Fund incurs and may further lower the Fund's performance. Certain Fund investments may also be difficult to value during such periods. In addition, to the extent the Fund invests in derivatives tied to fixed income markets, the Fund may be more substantially exposed to these risks than a fund that does not invest in derivatives.

Credit Risk. Credit risk refers to the possibility that the issuer of a security or other instrument will be unable to make timely interest payments and/or repay the principal on its debt. Because the Fund may invest, without limitation, in securities that are below investment grade (including obligations of distressed issuers), the Fund is subject to a greater degree of credit risk than a fund investing primarily in investment grade securities. Below investment grade securities (i.e., securities rated below Baa3 by Moody's Investors Service, Inc. ("Moody's") or below BBB- by Standard & Poor's Ratings Services ("S&P")) are commonly referred to as "junk" securities. Generally, lower-grade securities provide a higher yield than higher-grade securities of similar maturity but are subject to greater risks, such as greater credit risk, greater volatility and greater liquidity concerns. Such securities are generally regarded as predominantly speculative with respect to the issuers' capacity to pay interest or repay principal in accordance with their terms. Lower-grade securities are more susceptible to non-payment of interest and principal and default than higher-grade securities and are more sensitive to specific issuer developments or real or perceived general adverse economic changes than higher-grade securities. The market for lower-grade securities may also have less information available than the market for other securities, further complicating evaluations and valuations of such securities and placing more emphasis on the experience, judgment and analysis of the Adviser.

Counterparty Risk. Changes in the credit quality of the companies that serve as the Fund's counterparties with respect to derivatives, swaps or other transactions supported by the counterparty's credit may affect the value of those instruments. Certain entities that have served as counterparties in the markets for these transactions have recently incurred significant financial hardships including bankruptcy and losses as a result of exposure to subprime mortgages or other lower quality credit investments that have experienced recent defaults or otherwise suffered extreme credit deterioration. As a result, such hardships have reduced such entities' capital and called into question their continued ability to perform their obligations under such transactions. By using derivatives, swaps or other transactions, the Fund assumes the risk that its counterparties could experience similar financial hardships. In the event of default by, or the insolvency of, a counterparty, the Fund may sustain losses or be unable to liquidate a derivative or swap position. The Fund may also experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. The Adviser will evaluate and monitor the creditworthiness of the Fund's counterparties. Specifically, the Adviser's risk and compliance personnel will implement processes with respect to pre-approval, ongoing monitoring and parameters with respect to the Fund's counterparty risk exposure. The parameters and limitations that may be imposed will depend on the creditworthiness of the Funds' counterparties and the nature of the transactions in which the Fund will engage. Up to 25% of the value of the Fund's total assets may be exposed to any one issuer (a Fund's counterparty in an over-the-counter ("OTC") derivative transaction is considered to be the "issuer" of such investment), however, the Fund intends to qualify as a "regulated investment company" under the Internal Revenue Code and accordingly, as a general matter, with respect to 50% of the Fund's assets, no more than 5% of the Fund's total assets may be invested in the securities of any one issuer, at the end of each quarter of its taxable year. Other than the foregoing limitations, there is no maximum amount of the Fund's assets that could be exposed to any one group of affiliated counterparties.

Below Investment Grade Securities Risk. Fixed income securities rated below investment grade (also known as high yield securities, or "junk bonds") generally offer a higher current yield than that available from higher grade issues, but typically involve greater risk and volatility. These securities are especially sensitive to adverse changes in general economic conditions, to changes in the financial condition of their issuers and to price fluctuation in response to changes in interest rates. During periods of economic downturn or rising interest rates, issuers of below investment grade instruments may experience financial stress that could adversely affect their ability to make payments of principal and interest and increase the possibility of default. The secondary market for high yield securities may not be as liquid as the secondary market for more highly rated securities, a factor which may have an adverse effect on the Fund's ability to dispose of a particular security. There are fewer dealers in the market for high yield securities than for investment grade obligations. The prices quoted by different dealers may vary significantly, and the spread between the bid and asked price is generally much larger for high yield securities than for higher quality instruments. Under continuing adverse market or economic conditions, the secondary market for high yield securities could contract further, independent of any specific adverse changes in the condition of a particular issuer, and these securities may become illiquid. In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of below investment grade securities, especially in a market characterized by a low volume of trading.

Interest Rate and Income Risk. The income you receive from the Fund is based in large part on interest rates, which can vary widely over the short and long term. If interest rates drop, your income from the Fund may drop as well. The more the Fund invests in adjustable, variable or floating rate securities or in securities susceptible to prepayment risk, the greater the Fund's income risk. Trends in current market interest rates relative to historical norms may present a substantial risk that the fixed rate securities or other instruments in the Fund's portfolio will decline in value as interest rates rise.

Prepayment or Call Risk. If interest rates fall, it is possible that issuers of fixed income securities with high interest rates will prepay or "call" their securities before their maturity dates. In this event, the proceeds from the prepaid or called securities would likely be reinvested by the Fund in securities bearing the new, lower interest rates, resulting in a possible decline in the Fund's income and distributions to shareholders.

Senior Loans Risk. There is less readily available and reliable information about most Senior Loans than is the case for many other types of instruments, including listed securities. Senior Loans generally are not registered with the Securities and Exchange Commission ("SEC") or any state securities commission and are not listed on any national securities exchange or quoted on any automated quotation system and as such, many

Senior Loans may be considered less liquid than securities or instruments that are listed on a national securities exchange or quoted on an automated quotation system, meaning that the Fund may not be able to sell them quickly at a fair price. To the extent that a secondary market does exist for certain Senior Loans, the market is more volatile than for liquid, listed securities and may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. The market for Senior Loans could be disrupted in the event of an economic downturn or a substantial increase or decrease in interest rates, resulting in fluctuations in the Fund's NAV and difficulty in valuing the Fund's portfolio of Senior Loans. Although the Adviser believes that the Fund's investments in adjustable rate Senior Loans could limit fluctuations in the Fund's NAV as a result of changes in interest rates, extraordinary and sudden changes in interest rates could nevertheless disrupt the market for such Senior Loans and result in fluctuations in the Fund's NAV and difficulty in valuing the Fund's portfolio of Senior Loans. Senior Loans may also be subject to structural subordination and, although they may be senior to equity and other debt securities in the borrower's capital structure, may be subordinated to obligations of the borrower's subsidiaries (i.e., a borrower may only be able to make payments on a Senior Loan after the debt obligations of the borrower's subsidiaries have been repaid).

Second Lien or Other Subordinated or Unsecured Loans or Debt Risk. Second lien or other subordinated or unsecured loans or debt generally are subject to similar risks as those associated with investments in Senior Loans. In addition, because second lien or other subordinated or unsecured loans or debt are subordinated in payment and/or lower in lien priority to Senior Loans, they are subject to additional risk that the cash flow of the borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the borrower. This risk is generally higher for subordinated unsecured loans or debt, which are not backed by a security interest in any specific collateral. Second lien or subordinated loans or debt, both secured and unsecured, are expected to have greater price volatility than Senior Loans and may be less liquid. Second lien or other subordinated or unsecured loans or debt of below investment grade quality share risks similar to those associated with investments in other below investment grade securities and obligations.

Structured Products Risk. The Fund may invest in structured products, including collateralized debt obligations ("CDOs"), collateralized bond obligations ("CBOs"), collateralized loan obligations (CLOs), structured notes, credit-linked notes and other types of structured products. Holders of structured products bear risks of the underlying investments, index or reference obligation and are subject to counterparty risk. The Fund may have the right to receive payments to which it is entitled only from the issuer of the structured product, and generally does not have direct rights against the issuer of, or the entity that sold, assets underlying the structured product. While certain structured products enable the investor to acquire interests in a pool of securities without the brokerage and other expenses associated with directly holding such securities, investors in structured products generally pay their share of the structured product's administrative and other expenses. When investing in structured products, it is impossible to predict whether the underlying indices or prices of the underlying assets will rise or fall, but prices of the underlying indices and assets (and, therefore, the prices of structured products) will be influenced by the same types of political and economic events that affect particular issuers of securities and capital markets generally. Certain structured products may be thinly traded or have a limited trading market and may have the effect of decreasing the Fund's liquidity to the extent that the Fund, at a particular point in time, may be unable to find qualified buyers for, and may have difficulty valuing, these securities. The Fund may invest in such instruments for non-hedging purposes, which is considered a speculative practice, and presents even greater risk of loss.

Swaps Risk. The Fund may enter into swap transactions, including credit default, total return, index and interest rate swap agreements, as well as options thereon, and may purchase or sell interest rate caps, floors and collars. Such transactions are subject to market risk, risk of default by the other party to the transaction (i.e., counterparty risk), risk of imperfect correlation and manager risk and may involve commissions or other costs. They are also subject to the risks of the underlying investments, index or reference obligation. Swaps generally do not involve delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to swaps generally is limited to the net amount of payments that the

Fund is contractually obligated to make, or in the case of the other party to a swap defaulting, the net amount of payments that the Fund is contractually entitled to receive. When the Fund sells credit default swaps, however, the risk of loss may be the entire notional amount of the swap. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. The Dodd-Frank Wall Street Reform and Consumer Protection Act (the "Dodd-Frank Act") and related regulatory developments require the clearing and exchange-trading of certain standardized swap transactions. Mandatory exchange-trading and clearing is occurring on a phased-in basis. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps. If the Adviser is incorrect in its forecast of market values, interest rates, currency exchange rates or counterparty risk, the investment performance of the Fund would be less favorable than it would have been if these investment techniques were not used. The Fund may invest in such instruments for non-hedging purposes, which is considered a speculative practice, and presents even greater risk of loss.

Other Derivative Instruments Risk. The Fund may utilize options, forward contracts, futures contracts and options on futures contracts for hedging purposes, and to seek to increase total return. These instruments involve risks, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default by the counterparty to the transaction (i.e., counterparty risk), illiquidity of the derivative instrument and, to the extent the prediction as to certain market movements is incorrect, the risk that the use of such instruments could result in losses greater than if they had not been used. In addition, transactions in such instruments may involve commissions and other costs, which may increase the Fund's expenses and reduce its return. Amounts paid as premiums and cash or other assets held in margin accounts with respect to such instruments are not otherwise available to the Fund for investment purposes. The Fund may invest in such instruments for non-hedging purposes, which is considered a speculative practice, and presents even greater risk of loss.

Foreign Securities Risk. The Fund may invest in credit obligations, including loans, of issuers that are organized or located in countries other than the United States, including non-U.S. dollar denominated securities. Investing in non-U.S. issuers involves risks, including that non-U.S. issuers may be subject to less rigorous accounting and reporting requirements than U.S. issuers, less rigorous regulatory requirements, different legal systems and laws relating to creditors' rights, the potential inability to enforce legal judgments, the potential for political, social and economic adversity and currency risk. Currency risk is the risk that fluctuations in the exchange rates between the U.S. dollar and non-U.S. currencies may negatively affect an investment. The value of investments denominated in non-U.S. currencies may fluctuate based on changes in the value of those currencies relative to the U.S. dollar, and a decline in such relative value could reduce the value of such investments held by the Fund.

Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable becoming riskier and more volatile. European financial markets may experience volatility due to concerns about high government debt levels, credit rating downgrades, the future of the euro as a common currency, possible restructuring of government debt, transaction taxes and other taxes and other government measures responding to those concerns. In addition, if one or more countries were to abandon the use of the euro as a currency, the value of investments tied to those countries or the euro could decline significantly and unpredictably.

The foreign securities in which the Fund may invest may be issued by companies or governments located in emerging market countries. Investing in the securities of issuers operating in emerging markets involves a high degree of risk and special considerations not typically associated with investing in the securities of other foreign or U.S. issuers. Compared to the United States and other developed countries, emerging market countries may have relatively unstable governments, economies based on only a few industries, securities markets that trade a small number of securities and may be more vulnerable to diplomatic developments, including the imposition of economic sanctions against a particular country or countries, organizations, entities and/or individuals. Securities issued by companies or governments located in emerging market countries tend to be especially volatile and may be less liquid than securities traded in developed countries. Securities in these countries have been characterized by greater potential loss than securities of companies and governments located in developed countries.

Newly Issued Securities Risk. The credit obligations in which the Fund invests may include newly issued securities ("new issues"), such as initial debt offerings. New issues had a more significant impact on the performance of the Fund during periods in which it had a small asset base. The impact of new issues on the Fund's performance likely will decrease as the Fund's asset size increases, which could reduce the Fund's returns. New issues may not be consistently available to the Fund for investing, particularly if the Fund's asset base continues to grow. Certain new issues, such as initial debt offerings, may be volatile in price due to the absence of a prior trading market, limited quantities available for trading and limited information about the issuer. The Fund may hold new issues for a short period of time. This may increase the Fund's turnover and may lead to increased expenses for the Fund, such as commissions and transaction costs. In addition, new issues can experience an immediate drop in value after issuance if the demand for the securities does not continue to support the offering price.

Active Trading Risk. The Fund may engage in active and frequent trading of its portfolio securities. High portfolio turnover may result in increased transaction costs to the Fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of Fund portfolio securities may result in the realization and/ or distribution to shareholders of higher capital gains or losses as compared to a fund with less active trading policies. The effects of higher than normal portfolio turnover may adversely affect Fund performance.

Non-Diversification Risk. The Fund is classified as "non-diversified" under the 1940 Act. As a result, it can invest a greater portion of its assets in obligations of a single issuer than a "diversified" fund. The Fund may therefore be more susceptible than a diversified fund to being adversely affected by a single corporate, economic, political or regulatory occurrence.

Manager Risk. As with any managed fund, the Adviser may not be successful in selecting the best- performing investments or investment techniques in managing the Fund's portfolio, and the Fund's performance may lag behind that of similar funds. The Adviser has great flexibility in selecting investments because the Fund is unconstrained by capitalization, industry, style and geographic region. This increased flexibility may present greater investment risk than a fund with more rigid investment restrictions because the success of the Adviser's portfolio selections is dependent upon a greater number of variables. The Adviser had not previously managed an open-end mutual fund prior to the Fund's commencement of operations. The Fund may be liquidated at any time without shareholder approval and at a time that may not be favorable for all of the Fund's shareholders.

Style Risk. The Adviser identifies opportunities in industries that appear to be temporarily distressed or in turmoil. The prices of securities in these industries may tend to go down more than those of companies in other industries. Because of the Fund's disciplined and deliberate investing approach, there may be times when the Fund will have a significant cash position. A substantial cash position can impact Fund performance in certain market conditions, and may make it more difficult for the Fund to achieve its investment objective.

Short Position Risk. The Fund may use structured products and derivatives to implement short positions, and may engage in short selling. Taking short positions and short selling involve leverage of the Fund's assets and present various risks. If the price of the instrument or market on which the Fund has taken a short position increases, then the Fund will incur a loss equal to the increase in price from the time that the short position was entered into plus any premiums and interest paid to a third party. Therefore, taking short positions involves the risk that losses may be exaggerated, potentially losing more money than the actual cost of the investment. Also, there is the risk that the issuer of the structured product or counterparty to the derivative transaction may fail to honor its contract terms, causing a loss to the Fund.

In order to sell an instrument short, the Fund must first borrow the instrument from a lender, such as a broker or other institution. The Fund may not always be able to borrow the instrument at a particular time or at an acceptable price. Thus, there is risk that the Fund may be unable to implement a short position in a specific security due to the lack of available instruments or for other reasons. In short sales, the Fund is obligated to replace the instrument borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the instrument was sold by the Fund, which may result in a loss or gain, respectively. Unlike purchasing a bond, where potential losses are limited to the purchase price and there is no upside limit on potential gain, short sales involve no cap on maximum losses, while gains are limited to the price of the bond at the time of the short sale. In addition, engaging in short selling may limit the Fund's ability to fully benefit from increases in the fixed income markets.

The SEC and financial industry regulatory authorities in other countries may impose prohibitions, restrictions or other regulatory requirements on short sales which could inhibit the ability of the Adviser to sell securities short on behalf of the Fund.

Hedging Strategies Risk. There can be no assurance that the Fund's hedging transactions will be effective. Furthermore, the Fund may only choose to engage in hedging activities from time to time and may not necessarily be engaging in hedging activities when movements in market prices or currency exchange rates occur.

Conflicts of Interest Risk. Because the Adviser manages assets for other investment companies, pooled investment vehicles and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), certain conflicts of interest are present. For instance, the Adviser receives fees from certain accounts that are higher than the fees received from the Fund, or receives a performance-based fee on certain accounts. In those instances, the Adviser has an incentive to favor the higher and/or performance-based fee accounts over the Fund. In addition, a conflict of interest exists to the extent the Adviser has proprietary investments in certain accounts or where the portfolio manager or other employees of the Adviser have personal investments in certain accounts. The Adviser has an incentive to favor these accounts over the Fund. Because the Adviser manages accounts that engage in short sales of (or otherwise take short positions in) securities or other instruments of the type in which the Fund invests, the Adviser could be seen as harming the performance of the Fund for the benefit of the accounts taking short positions, if such short positions cause the market value of the securities to fall. The Adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest. These policies and procedures will have the effect of foreclosing certain investment opportunities for the Fund from time to time.

Conflicts of interest may arise where the Fund and other funds advised by the Adviser or its affiliates ("Avenue funds") simultaneously hold securities representing different parts of the capital structure of a stressed or distressed issuer. In such circumstances, decisions made with respect to the securities held by one Avenue fund may cause (or have the potential to cause) harm to the different class of securities of the issuer held by other Avenue funds (including the Fund). For example, if such an issuer goes into bankruptcy or reorganization, becomes insolvent or otherwise experiences financial distress or is unable to meet its payment obligations or comply with covenants relating to credit obligations held by the Fund or by the other Avenue funds, such other Avenue funds may have an interest that conflicts with the interests of the Fund. If additional financing for such an issuer is necessary as a result of financial or other difficulties, it may not be in the best interests of the Fund to provide such additional financing, but if the other Avenue funds were to lose their respective investments as a result of such difficulties, the Adviser may have a conflict in recommending actions in the best interests of the Fund. In such situations, the Adviser will seek to act in the best interests of each of the Avenue funds (including the Fund) and will seek to resolve such conflicts in accordance with its compliance policies and procedures.

In addition, the 1940 Act limits the Fund's ability to enter into certain transactions with certain affiliates of the Adviser. As a result of these restrictions, the Fund may be prohibited from buying or selling any security directly from or to any portfolio company of a fund managed by the Adviser or one of its affiliates. Nonetheless, the Fund may under certain circumstances purchase any such portfolio company's loans or securities in the secondary market, which could create a conflict for the Adviser between the interests of the Fund and the portfolio company, in that the ability of the Adviser to recommend actions in the best interest of the Fund might be impaired. The 1940 Act also prohibits certain "joint" transactions with certain of the Fund's affiliates (which could include other Avenue funds), which could be deemed to include certain types of investments, or restructuring of investments, in the same portfolio company (whether at the same or different times). These limitations may limit the scope of investment opportunities that would otherwise be available to the Fund. The Board has approved various policies and procedures reasonably designed to monitor potential conflicts of interest. The Board will review these policies and procedures and any conflicts that may arise.

Performance

The bar chart and the table below provide some indication of the risks of investing in the Fund. The bar chart shows how the Institutional Class shares of the Fund have performed from year-to-year. Investor Class share performance would be lower due to the higher expenses paid by Investor Class shares. The table shows how the Fund's Institutional Class and Investor Class average annual total returns for the one year and since inception periods compare to the returns of a broad measure of market performance. Absent any limitation of the Fund's expenses, total returns would be lower.

The Fund's current performance for the most recent month end can be obtained by calling 1-877-525-7330. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns for Institutional Class Shares

Highest quarterly return: 4.31% (for the quarter ended 3/31/13)

Lowest quarterly return: -4.51% (for the quarter ended 12/31/14)

Average Annual Total Returns (for the periods ended December 31, 2014)

For the periods ended December 31, 2014	Past 1 Year	Since Inception
Institutional Class (inception date: 6/1/12)—Return Before Taxes	-0.83%	9.41%
Institutional Class—Return After Taxes on Distributions	-2.70%	6.90%
Institutional Class—Return After Taxes on Distributions and Sale of Fund Shares	-0.32%	6.27%
Investor Class (inception date: 6/1/12)—Return Before Taxes	-1.02%	9.16%
Barclays U.S. Corporate High Yield Index	2.45%	7.78%
CS Leveraged Loan Index*	2.06%	5.30%

*  The CS Leveraged Loan Index is designed to mirror the investible universe of the $US-denominated leveraged loan market and is provided because the Fund may invest a significant portion of its assets in such loans.

After-tax returns in the table above are calculated using the historical highest individual federal marginal income tax rates during the respective periods, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Institutional Class shares, and after-tax returns for Investor Class shares will differ. Past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

Management

Investment Adviser. Avenue Capital Management II, L.P.

Portfolio Manager. Jeffrey J. Gary, Senior Portfolio Manager, has been the portfolio manager of the Fund since June 2012.

Purchase and Sale of Fund Shares

The minimum initial investment for the Investor Class of the Fund is $5,000 and the minimum initial investment for the Institutional Class is $1,000,000. There is no minimum for subsequent investments. At the sole discretion of the Fund, the initial investment minimums may be waived for certain investors.

You may purchase or sell (redeem) shares by making a request of the Fund in writing to Avenue Credit Strategies Fund, c/o State Street Bank and Trust, Attn: Transfer Agent, 100 Huntington Ave., Copley Place Tower 2, Floor 3, Mail Code: CPH0255, Boston, MA 02116, or by telephone at 1-877-525-7330. You may also purchase or redeem shares by contacting your broker-dealer or other financial intermediary.

Tax Information

The Fund's distributions may be taxable to you as ordinary income or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged account. Investments through tax-advantaged accounts may become taxable upon withdrawal from such accounts.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies typically pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

ADDITIONAL INFORMATION ABOUT THE FUND

Investment Objective and Principal Investment Strategies of the Fund

There can be no assurance that the Fund will achieve its investment objective. The Fund's investment objective and 80% investment policy are not considered to be fundamental by the Fund and can be changed without the vote of the Fund's shareholders by the Board with at least 60 days' prior written notice provided to shareholders.

Investment Philosophy

The Adviser has experience investing in high yield bonds, Senior Loans and other subordinated debt instruments, including those of stressed and distressed issuers. In selecting investments for the Fund, the Adviser performs due diligence and fundamental research, and evaluates the risk/return opportunities within the capital structure of a company, as well as the industry and asset class. The Adviser employs a disciplined investment philosophy and a consistent investment approach in its focus on credit opportunities. The Adviser's investment team uses a robust credit process that includes research and analysis using primarily a bottom-up approach, combined with a top-down process, to find mispriced or undervalued opportunities. From the bottom up, the professionals of the Adviser conduct fundamental analysis related to credit obligations of specific issuers, including examining issuers' financials and operations, including sales, earnings, growth potential, assets, debt, management and competition. From the top down, they perform industry analysis and consider macroeconomic themes of the overall credit market and economic conditions. This includes the Adviser seeking to understand historic and prospective industry trends affecting an investment opportunity. The Adviser expects that the Fund's portfolio will generally consist of a relatively small number of issuers. The Fund typically seeks to balance interest rate risk with investment performance by investing, when deemed advisable by the Adviser, in both adjustable, variable or floating rate credit obligations, which are more likely to maintain their value in changing interest rate environments, and fixed rate credit obligations, which are more likely to lose value in rising interest rate environments but may pay higher rates of interest than adjustable, variable or floating rate credit obligations. The Fund typically seeks to balance credit risk with investment performance by investing, when deemed advisable by the Adviser, in both Senior Loans, which may pose less credit risk, and other credit obligations (i.e., second lien, subordinated or unsecured obligations), which may offer the prospect of higher returns with more credit risk. While the Fund's investments generally follow the above analysis for investment opportunities, there will be investments where some or all of such processes are not undertaken.

The Fund may manage risk through shorting and other hedging strategies when deemed advisable by the Adviser; however, the Adviser does not intend for this to be a principal part of the Fund's investment strategy. There can be no assurance that the Fund's hedging strategies will succeed.

Additional Portfolio Construction Guidelines

In addition to the portfolio construction guidelines discussed above under "Principal Investment Strategies of the Fund," the Fund invests according to the following additional guidelines.

Principal Investment Strategies

Percentage limitations described in this Prospectus are as of the time of investment by the Fund and may be exceeded after such time because of changes in the market value of the Fund's assets.

The Fund's policy of investing, under normal market conditions, in accordance with the portfolio construction guidelines is not considered to be fundamental by the Fund and can be changed, without the vote of the Fund's shareholders, by the Board.

The Fund may invest in credit obligations of any maturity or duration.

The Fund may invest in loans and bonds issued by issuers of any size. The credit obligations in which the Fund invests may include new issues (e.g., initial debt offerings). The Fund may invest in credit obligations at all levels of the capital structure. In investing in credit obligations, the Fund currently intends to focus on senior secured debt and other senior debt (including senior unsecured debt issued by an issuer that has also issued senior secured debt).

Non-Principal Investment Strategies

The Fund may invest in repurchase and reverse repurchase agreements. A repurchase agreement effectively represents a loan from the Fund to the seller under the agreement. A reverse repurchase agreement effectively represents a borrowing by the Fund from the buyer under the agreement. The Fund may invest in credit obligations or related instruments that, at the time of investment, are likely to default. The credit obligations and related instruments in which the Fund may invest include mortgage-backed and asset-backed securities and securities whose value depends on the value of mortgage-backed or asset-backed securities. These types of investments present special risks.

The debt obligations in which the Fund invests may include trade claims and similar obligations or claims against companies in bankruptcy proceedings. Trade claims are non-securitized rights of payment arising from obligations that typically arise when vendors and suppliers extend credit to a company by offering payment terms for products and services. If the company files for bankruptcy, payments on these trade claims stop and the claims are subject to compromise along with the other debts of the company. Trade claims may be purchased directly from the creditor or through brokers. There is no guarantee that a debtor will ever be able to satisfy its trade claim obligations. Trade claims are subject to the risks associated with low-quality obligations.

Certain debt obligations purchased by the Fund may take the form of zero coupon bonds. A zero coupon bond is a bond that does not pay interest either for the entire life of the obligation or for an initial period after the issuance of the obligation. The Fund may purchase and sell securities on a "when-issued" or "delayed delivery" basis whereby the Fund buys or sells a security with payment and delivery taking place in the future.

The Fund may invest in securities of other open- or closed-end investment companies, including foreign investment companies and exchange-traded funds ("ETFs"), to the extent permitted under the 1940 Act. ETFs trade on a securities exchange and their shares may, at times, trade at a premium or discount to their NAV. Most ETFs hold a portfolio of securities designed to track the performance of a securities index, including industry, sector, country and region indexes, but such ETFs may not replicate exactly the performance of the index it seeks to track for a number of reasons, including transaction costs incurred by the ETFs.

The Fund does not intend to utilize financial leverage for investment purposes (i.e., to purchase additional portfolio securities consistent with the Fund's investment objective and primary investment strategy). However, the Fund has established a short-term line of credit for emergency purposes (e.g., to fund redemptions) in accordance with regulations for open-end, management investment companies registered under the 1940 Act. There is no guarantee that the Fund will continue to maintain this line of credit in the future, and may discontinue doing so at any time.

The Fund may borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of distributions and the settlement of securities transactions which otherwise might require untimely dispositions of Fund investments.

For temporary defensive purposes, during periods in which the Adviser believes that changes in economic, financial or political conditions make it advisable to do so, the Fund may reduce its primary investment holdings (when taking a temporary defensive position) and invest in certain short-term (less than one year to maturity) and medium-term (not greater than five years to maturity) debt securities or hold cash. The short-term and medium-term debt securities in which the Fund may invest consist of: (i) obligations of the U.S. government, its agencies or instrumentalities; (ii) bank deposits and bank obligations (including certificates of deposit, time deposits and bankers' acceptances) of U.S. or foreign banks denominated in any currency; (iii) adjustable, variable or floating rate securities and other instruments denominated in any currency issued by various governments or international development agencies; (iv) finance company and corporate commercial paper and other short-term corporate debt obligations of U.S. or foreign corporations; (v) repurchase agreements with banks and broker-dealers with respect to such securities; and (vi) shares of money market funds. The Fund intends to invest for these temporary defensive purposes only in short-term and medium-term debt securities that the Adviser believes to be of high quality, i.e., subject to a lower risk of loss of interest or principal. In taking such positions, the Fund temporarily would not be pursuing and may not achieve its investment objective. It is impossible to predict when, or for how long, the Fund will use these alternative strategies. There can be no assurance that such strategies will be successful.

Principal Risks of Investing in the Fund

You may lose money by investing in the Fund, including the possibility that you may lose all of your investment. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the FDIC or any other governmental agency.

The Fund is intended to be a long-term investment vehicle and is not designed to provide investors with a means of speculating on short-term market movements. Investors should not consider the Fund a complete investment program.

Market Risk. Market risk is the possibility that the market values of securities owned by the Fund will decline. The values of fixed income securities tend to fall as interest rates rise, and such declines tend to be greater among fixed income securities with longer remaining maturities. Market risk is often greater among certain types of fixed income securities, which do not make regular interest payments but are instead bought at a discount to their face values and paid in full upon maturity. As interest rates change, these securities often fluctuate more in price than securities that make regular interest payments and therefore subject the Fund to greater market risk than a fund that does not own these types of securities. The values of adjustable, variable or floating rate income securities tend to have less fluctuation in response to changes in interest rates, but will have some fluctuation particularly when the next interest rate adjustment on such security is further away in time or adjustments are limited in number over time. The widening of credit spreads (i.e., the difference in yield between different securities, due to different credit quality), especially in the absence of defaults in higher yield, lower rated credit obligations, could also adversely affect the market value of securities owned by the Fund. The Fund has no policy limiting the maturity of credit obligations it purchases. Such obligations often have mandatory and optional prepayment provisions and because of prepayments, the actual remaining maturity of loans and debts may be considerably less than their stated maturity. Obligations with longer remaining maturities or durations generally expose the Fund to more market risk.

Risks of Changes in Fixed Income Market Conditions. Following the financial crisis that began in 2007, the Federal Reserve has attempted to stabilize the U.S. economy and support the U.S. economic recovery by keeping the federal funds rate at or near zero percent. In addition, the Federal Reserve has purchased large quantities of securities issued or guaranteed by the U.S. government, its agencies or instrumentalities on the open market (Quantitative Easing). As the Federal Reserve has ended its Quantitative Easing program, and may begin to raise the federal funds rate, there is a risk that interest rates across the U.S. financial system will rise. These policy changes, along with other economic, political or other factors, may cause the fixed income markets to experience increased volatility and reduced liquidity, causing the value of the Fund's investments and its NAV per share to decline. If the Fund experiences high redemptions because of these developments, the Fund may have to sell investments at times when it would not be advantageous to do so, potentially resulting in losses to the Fund. The Fund may also experience increased portfolio turnover, which will increase the costs that the Fund incurs and may further lower the Fund's performance. Certain Fund investments may also be difficult to value during such periods. In addition, to the extent the Fund invests in derivatives tied to fixed income markets, the Fund may be more substantially exposed to these risks than a fund that does not invest in derivatives.

While assets in fixed income markets have grown rapidly in recent years, the capacity for traditional dealer counterparties to engage in fixed income trading has not kept pace and in some cases has decreased. For example, primary dealer inventories of corporate bonds, which provide a core indication of the ability of financial intermediaries to "make markets," are at or near historic lows in relation to market size. This reduction in market-making capacity may be a persistent change, to the extent it is resulting from broader structural changes, such as fewer proprietary trading desks at broker-dealers and increased regulatory capital requirements. Because market makers provide stability to a market through their intermediary services, the significant reduction in dealer inventories could potentially lead to decreased liquidity and increased volatility in the fixed income markets. Such issues may be exacerbated during periods of economic uncertainty.

Credit Risk. Credit risk refers to the possibility that the issuer of a security will be unable to make timely interest payments and/or repay the principal on its debt. Because the Fund may invest, without limitation, in securities that are below investment grade, the Fund is subject to a greater degree of credit risk than a fund investing primarily in investment grade securities. Below investment grade securities (that is, securities rated below Baa3 or lower by Moody's or below BBB- or lower by S&P) are commonly referred to as "junk" securities. Generally, lower-grade securities provide a higher yield than higher-grade securities of similar maturity but are subject to greater risks, such as greater credit risk, greater volatility and greater liquidity concerns. Such securities are generally regarded as predominantly speculative with respect to the issuers' capacity to pay interest or repay principal in accordance with their terms. Lower-grade securities are more susceptible to non-payment of interest and principal and default than higher-grade securities and are more sensitive to specific issuer developments or real or perceived general adverse economic changes than higher- grade securities. The market for lower-grade securities may also be less liquid than other markets, making it more difficult to sell such securities, and have less information available than the market for other securities, further complicating evaluations and valuations of such securities and placing more emphasis on the experience, judgment and analysis of the Adviser.

The Fund may invest in credit obligations of stressed and distressed issuers including those that are in covenant or payment default. Such obligations are subject to a multitude of legal, industry, market, economic and governmental forces each of which make analysis of these companies inherently difficult. The Adviser relies on interviews and meetings with company management, outside experts, market participants and firsthand experience to analyze potential investments. There can be no assurance that any of these sources will provide credible information, or that the Adviser's analysis will produce conclusions that lead to profitable investments for the Fund. Obligations of stressed and distressed issuers generally trade significantly below par, are considered speculative and may be illiquid. The repayment of defaulted obligations is subject to significant uncertainties. Defaulted obligations might be repaid only after lengthy workout or bankruptcy proceedings or result in only partial recovery of cash payments or an exchange of the defaulted obligation for other debt or equity securities of the issuer or its affiliates, which may in turn be illiquid or speculative.

There are a number of significant risks inherent in the bankruptcy process. Many events in a bankruptcy are the product of contested matters and adversary proceedings and are beyond the control of the creditors. A bankruptcy court may approve actions that would be contrary to the interests of the Fund. A bankruptcy filing by an issuer may cause such issuer to lose its market position and key employees and otherwise become incapable of restoring itself as a viable entity, and its liquidation value may be less than its value was believed to be at the time of investment. In addition, the duration of a bankruptcy proceeding is difficult to predict and as such, a creditor's return on investment can be adversely affected by delays while the plan of reorganization is being negotiated, approved by the creditors and confirmed by the bankruptcy court and until it ultimately becomes effective. The administrative costs in connection with a bankruptcy proceeding are frequently high and would be paid out of the debtor's estate prior to any return to creditors. Further, in the early stages of the bankruptcy process it is often difficult to estimate the extent of any contingent claims that might be made and, as such, there is a risk that the Fund's influence with respect to the class of obligations it owns could be lost by increases in the number and amount of claims in that class or by different classification and treatment. A creditor, such as the Fund, can also lose its ranking and priority if it is determined that such creditor exercised "domination and control" over a debtor and other creditors can demonstrate that they have been harmed by such actions. In addition, certain claims have priority by law, such as claims for taxes, which may be substantial and could affect the ability of the Fund to be repaid.

In any investment involving stressed or distressed debt obligations, there is a risk that the transaction involving such debt obligations will be unsuccessful, take considerable time or will result in a distribution of cash or a new security or obligation in exchange for the stressed debt obligations, the value of which may be less than the Fund's purchase price of such obligations. Furthermore, if an anticipated transaction does not occur, the Fund may be required to sell its investment at a loss. However, investments in equity securities obtained through debt restructurings or bankruptcy proceedings may be illiquid and thus difficult or impossible to sell.

Counterparty Risk. Changes in the credit quality of the companies that serve as the Fund's counterparties with respect to derivatives, swaps or other transactions supported by the counterparty's credit may affect the value of those instruments. Certain entities that have served as counterparties in the markets for these transactions have recently incurred significant financial hardships including bankruptcy and losses as a result of exposure to subprime mortgages or other lower quality credit investments that have experienced recent defaults or otherwise suffered extreme credit deterioration. As a result, such hardships have reduced such entities' capital and called into question their continued ability to perform their obligations under such transactions. By using derivatives, swaps or other transactions, the Fund assumes the risk that its counterparties could experience similar financial hardships. In the event of default or the insolvency of a counterparty, the Fund may sustain losses or be unable to liquidate a swap or other derivative position. The Adviser will evaluate and monitor the creditworthiness of the Fund's counterparties. Specifically, the Adviser's risk and compliance personnel will implement processes with respect to pre-approval, ongoing monitoring and parameters with respect to the Fund's counterparty risk exposure. The parameters and limitations that may be imposed will depend on the creditworthiness of the Funds' counterparties and the nature of the transactions in which the Fund will engage. Up to 25% of the value of the Fund's total assets may be exposed to any one issuer (a Fund's counterparty in an OTC derivative transaction is considered to be the "issuer" of such investment), however, the Fund intends to qualify as a "regulated investment company" under the Internal Revenue Code and accordingly, as a general matter, with respect to 50% of the Fund's assets, no more than 5% of the Fund's total assets may be invested in the securities of any one issuer, at the end of each quarter of its taxable year. Other than the foregoing limitations, there is no maximum amount of the Fund's assets that could be exposed to any one group of affiliated counterparties.

The counterparty risk for cleared derivative transactions is generally lower than for uncleared OTC derivatives since generally a clearing organization becomes substituted for each counterparty to a cleared derivative contract and, in effect, guarantees the parties' performance under the contract as each party to a trade looks only to the clearing house for performance of financial obligations. However, there can be no assurance that the clearing house, or its members, will satisfy its obligations to the Fund.

Below Investment Grade Securities Risk. Fixed income securities rated below investment grade (also known as high yield securities, or "junk bonds") generally offer a higher current yield than that available from higher grade issues, but typically involve greater risk and volatility. These securities are especially sensitive to adverse changes in general economic conditions, to changes in the financial condition of their issuers and to price fluctuation in response to changes in interest rates. During periods of economic downturn or rising interest rates, issuers of below investment grade instruments may experience financial stress that could adversely affect their ability to make payments of principal and interest and increase the possibility of default. The secondary market for high yield securities may not be as liquid as the secondary market for more highly rated securities, a factor which may have an adverse effect on the Fund's ability to dispose of a particular security. There are fewer dealers in the market for high yield securities than for investment grade obligations. The prices quoted by different dealers may vary significantly, and the spread between the bid and asked price is generally much larger for high yield securities than for higher quality instruments. Under continuing adverse market or economic conditions, the secondary market for high yield securities could contract further, independent of any specific adverse changes in the condition of a particular issuer, and these securities may become illiquid. In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of below investment grade securities, especially in a market characterized by a low volume of trading.

Interest Rate and Income Risk. The income you receive from the Fund is based in large part on interest rates, which can vary widely over the short and long term. If interest rates drop, your income from the Fund may drop as well. If the Adviser decides to position the Fund more defensively, including increasing the cash position in the Fund, these actions could also result in your income from the Fund dropping. The more the Fund invests in adjustable, variable or floating rate securities or in securities susceptible to prepayment risk, the greater the Fund's income risk. Trends in current market interest rates relative to historical norms may present a substantial risk that the Fund's portfolio will decline in value as interest rates rise. Recent trends in interest rate levels have been influenced by actions by the U.S. government that are nontraditional in nature. There can be no assurance such actions will continue or be discontinued or what the long-term effect will be.

Prepayment or Call Risk. If interest rates fall, it is possible that issuers of fixed income securities with high interest rates will prepay or "call" their securities before their maturity dates. In this event, the proceeds from the prepaid or called securities would likely be reinvested by the Fund in securities bearing the new, lower interest rates, resulting in a possible decline in the Fund's income and distributions to shareholders.

Senior Loans Risk. There is less readily available and reliable information about most Senior Loans than is the case for many other types of instruments, including listed securities. Senior Loans are not listed on any national securities exchange or quoted on any automated quotation system and as such, many Senior Loans may be considered less liquid than securities or instruments that are listed on a national securities exchange or quoted on an automated quotation system, meaning that the Fund may not be able to sell them quickly at a fair price. To the extent that a secondary market does exist for certain Senior Loans, the market is more volatile than for liquid, listed securities and may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. The market for Senior Loans could be disrupted in the event of an economic downturn or a substantial increase or decrease in interest rates, resulting in fluctuations in the Fund's NAV and difficulty in valuing the Fund's portfolio of Senior Loans. Although the Adviser believes that the Fund's investments in adjustable rate Senior Loans could limit fluctuations in the Fund's NAV as a result of changes in interest rates, extraordinary and sudden changes in interest rates could nevertheless disrupt the market for such Senior Loans and result in fluctuations in the Fund's NAV and difficulty in valuing the Fund's portfolio of Senior Loans.

Senior Loans, like most other debt obligations, are subject to the risk of default. Default in the payment of interest or principal on a Senior Loan will result in a reduction of income to the Fund, a reduction in the value of the Senior Loan and a potential decrease in the Fund's NAV. The risk of default will increase in the event of an economic downturn or a substantial increase in interest rates. Senior Loans may also be subject to structural subordination and, although a loan may be senior to equity and other debt securities in a borrower's capital structure, such obligations may be subordinated to obligations of the borrower's subsidiaries (i.e., a borrower may only be able to make payments on a Senior Loan after the debt obligations of the borrower's subsidiaries have been repaid). The Adviser relies primarily on its own evaluation of borrower credit quality rather than on any available independent sources. As a result, the Fund is particularly dependent on the analytical abilities of the Adviser.

The Fund may acquire or hold Senior Loans of borrowers that are experiencing, or are more likely to experience, financial difficulty, including Senior Loans issued to highly leveraged borrowers or borrowers that have filed for bankruptcy protection. Borrowers may have outstanding debt obligations, including Senior Loans, that are rated below investment grade. The Fund may invest a substantial portion of its assets in Senior Loans that are rated below investment grade or that are unrated at the time of purchase but are deemed by the Adviser to be of comparable quality. If a Senior Loan is rated at the time of purchase, the Fund may consider the rating when evaluating the Senior Loan but, in any event, does not view ratings as a determinative factor in investment decisions. As a result, the Fund is dependent on the credit analytical abilities of the Adviser. Because of the protective terms of Senior Loans, the Adviser believes that the Fund is more likely to recover more of its investment in a defaulted Senior Loan than would be the case for most other types of defaulted credit obligations. The values of Senior Loans of borrowers that have filed for bankruptcy protection or that are experiencing payment difficulty could be affected by, among other things, the assessment of the likelihood that the lenders ultimately will receive repayment of the principal amount of such Senior Loans, the likely duration, if any, of a lapse in the scheduled payment of interest and repayment of principal and prevailing interest rates. There is no assurance that the Fund will be able to recover any amount on Senior Loans of such borrowers or that sale of the collateral granted in connection with Senior Loans would raise enough cash to satisfy the borrower's payment obligation or that the collateral can or will be liquidated. In the event of bankruptcy, liquidation may not occur and the bankruptcy court may not give lenders the full benefit of their senior position in the capital structure of the borrower.

Second Lien or Other Subordinated or Unsecured Loans or Debt, including High Yield Bonds Risk. Second lien or other subordinated or unsecured loans or debt, including high yield bonds, generally are subject to similar risks as those associated with investments in Senior Loans. In addition, because second lien or other subordinated or unsecured loans or debt, including high yield bonds, are subordinated in payment and/or lower in lien priority to Senior Loans, they are subject to additional risk that the cash flow of the borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the borrower. This risk is generally higher for subordinated unsecured loans or debt, which are not backed by a security interest in any specific collateral. Second lien or subordinated loans or debt, both secured and unsecured, are expected to have greater price volatility than Senior Loans and may be less liquid. Second lien or other subordinated or unsecured loans or debt of below investment grade quality share risks similar to those associated with investments in other below investment grade securities and obligations.

Structured Products Risk. The Fund may invest in structured products, including CDOs, CBOs, CLOs, structured notes, credit-linked notes and other types of structured products. Holders of structured products bear risks of the underlying investments, index or reference obligation and are subject to counterparty risk. The Fund may have the right to receive payments to which it is entitled only from the issuer of the structured product, and generally does not have direct rights against the issuer of, or the entity that sold, assets underlying the structured product. While certain structured products enable the investor to acquire interests in a pool of securities without the brokerage and other expenses associated with directly holding the same securities, investors in structured products generally pay their share of the structured product's management fees and administrative and other expenses. When investing in structured products, it is impossible to predict whether the underlying index or prices of the underlying assets will rise or fall, but prices of the underlying indices and assets (and, therefore, the prices of structured products) will be influenced by the same types of political and economic events that affect particular issuers of securities and capital markets generally. Certain structured products may be thinly traded or have a limited trading market and may have the effect of decreasing the Fund's liquidity to the extent that the Fund, at a particular point in time, may be unable to find qualified buyers for, and may have difficulty valuing, these securities. The Fund may invest in such instruments for non-hedging purposes, which is considered a speculative practice, and even greater risk of loss.

CBOs, CLOs and other CDOs are typically privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Fund as illiquid securities; however an active dealer market may exist for CDOs allowing a CDO to be considered liquid in some circumstances. In addition to the general risks associated with fixed income securities discussed herein, CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or the collateral may go into default; (iii) the possibility that the CDOs are subordinate to other classes of obligations issued by the same issuer; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Investments in structured notes involve risks including income risk, credit risk and market risk. Recent market conditions have magnified the risks related to an investment in structured products, including greater volatility, increased lack of liquidity and significant losses in value. Where the return on a structured note held by the Fund is based upon the movement of one or more factors, including currency exchange rates, interest rates, referenced bonds and stock indices, depending on the factor used and the use of multipliers or deflators, changes in interest rates and movement of the factor may cause significant fluctuations in the price of the structured note. Additionally, changes in the reference instrument or security may cause the interest rate on the structured note to be reduced to zero and any further changes in the reference instrument may then reduce the principal amount payable on maturity. Structured notes may be less liquid than other types of securities and more volatile than the reference instrument or security underlying the note.

Swaps Risk. The Fund may enter into swap transactions, including credit default, total return, index and interest rate swap agreements, as well as options thereon, and may purchase or sell interest rate caps, floors and collars. Such transactions are subject to market risk, risk of default by the other party to the transaction (i.e., counterparty risk), risk of imperfect correlation and manager risk and may involve commissions or other costs. They are also subject to the risk of the underlying investments, index or reference obligation. Swaps generally do not involve delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to swaps generally is limited to the net amount of payments that the Fund is contractually obligated to make, or in the case of the other party to a swap defaulting, the net amount of payments that the Fund is contractually entitled to receive. When the Fund sells credit default swaps, however, the risk of loss may be the entire notional amount of the swap. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. The Dodd-Frank Act and related regulatory developments require the clearing and exchange-trading of certain standardized swap transactions. Mandatory exchange-trading and clearing is occurring on a phased-in basis. If the Adviser is incorrect in its forecast of market values, interest rates or currency exchange rates, the investment performance of the Fund may be less favorable than it would have been if these investment techniques were not used. The Fund may invest in such instruments for non-hedging purposes, which is considered a speculative practice, and even greater risk of loss.

In addition, recent market developments related to swaps have prompted increased scrutiny with respect to these instruments. The Dodd-Frank Act and related regulatory developments require the clearing and exchange-trading of certain standardized swap transactions. Mandatory exchange-trading and clearing is occurring on a phased-in basis. The Adviser will continue to monitor these developments, particularly to the extent regulatory changes affect the Fund's ability to enter into swap agreements and the costs and risks associated with such investments.

Other Derivative Instruments Risk. The Fund may utilize options, forward contracts, futures contracts and options on futures contracts for hedging purposes, and to seek to increase total return. These instruments involve risks, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default by the other party to the transaction (i.e., counterparty risk), illiquidity of the derivative instrument and, to the extent the prediction as to certain market movements is incorrect, the risk that the use of such instruments could result in losses greater than if they had not been used. In addition, transactions in such instruments may involve commissions and other costs, which may increase the Fund's expenses and reduce its return. Amounts paid as premiums and cash or other assets held in margin accounts with respect to such instruments are not otherwise available to the Fund for investment purposes. The Fund may invest in such instruments for non-hedging purposes, which is considered a speculative practice, and even greater risk of loss.

Further, the use of such instruments by the Fund could create the possibility that losses on the instrument would be greater than gains in the value of the Fund's position. In addition, futures, options and other derivatives markets could be illiquid in some circumstances, and certain OTC options and other derivatives could have no markets. As a result, in certain markets, the Fund might not be able to close out a position without incurring substantial losses. To the extent that the Fund utilizes forward contracts, futures contracts or options transactions for hedging, such transactions should tend to minimize the risk of loss due to a decline in the value of the hedged position and, at the same time, limit any potential gain to the Fund that might result from an increase in value of the position. In addition, the daily variation margin requirements for futures contracts create a greater ongoing potential financial risk than would purchases of call options, in which case the market exposure is limited to the cost of the initial premium and transaction costs. Losses resulting from the use of hedging will reduce the Fund's NAV, and possibly income, and the losses can be greater than if hedging had not been used. Forward contracts may limit gains on portfolio securities that could otherwise be realized had they not been utilized and could result in losses. The contracts may also increase the Fund's volatility and may involve a significant amount of risk relative to the investment of cash. The use of put and call options may result in losses to the Fund, force the sale of portfolio securities at inopportune times or for prices other than at current market values, limit the amount of appreciation the Fund can realize on its investments or cause the Fund to hold a security it might otherwise sell. The Fund will be subject to credit risk with respect to the counterparties to any transactions in OTC derivatives, including options, swaps and forward contracts. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

When conducted outside the United States, transactions in derivatives, including options, forward contracts, futures contracts or options on futures contracts may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by: (i) other complex foreign political, legal and economic factors; (ii) lesser availability than in the United States of data on which to make trading decisions; (iii) delays in the Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States; (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (v) lower trading volume and liquidity.

Foreign Securities Risk. The Fund may invest in credit obligations of issuers, including loans, that are organized or located in countries other than the United States, including non-U.S. dollar denominated securities. Investing in non-U.S. issuers involves risks, including that non-U.S. issuers may be subject to less rigorous accounting and reporting requirements than U.S. issuers, less rigorous regulatory requirements, less predictable and transparent legal systems and laws relating to creditors' rights, the potential inability to enforce legal judgments, the potential for political, social and economic adversity and currency risk. Currency risk is the risk that fluctuations in the exchange rates between the U.S. dollar and non-U.S. currencies may negatively affect an investment. The value of investments denominated in non-U.S. currencies may fluctuate based on changes in the value of those currencies relative to the U.S. dollar, and a decline in such relative value could reduce the value of such investments held by the Fund.

Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable becoming riskier and more volatile. European financial markets may experience volatility due to concerns about high government debt levels, credit rating downgrades, the future of the euro as a common currency, possible restructuring of government debt and other government measures responding to those concerns. In addition, if one or more countries were to abandon the use of the euro as a currency, the value of investments tied to those countries or the euro could decline significantly and unpredictably.

Certain foreign markets may also rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, organizations, entities and/or individuals, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures. Economic sanctions could, among other things, effectively restrict or eliminate the Fund's ability to purchase or sell securities or groups of securities for a substantial period of time, and may make the Fund's investments in such securities harder to value. International trade barriers or economic sanctions against foreign countries, organizations, entities and/or individuals, may adversely affect the Fund's foreign holdings or exposures.

The foreign securities in which the Fund may invest may be issued by companies or governments located in emerging market countries. Investing in the securities of issuers operating in emerging markets involves a high degree of risk and special considerations not typically associated with investing in the securities of other foreign or U.S. issuers. Compared to the United States and other developed countries, emerging market countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Securities issued by companies or governments located in emerging market countries tend to be especially volatile and may be less liquid than securities traded in developed countries. Securities in these countries have been characterized by greater potential loss than securities of companies and governments located in developed countries. Investments in the securities of issuers located in emerging markets could be affected by risks associated with expropriation and/or nationalization, political or social instability, pervasiveness of corruption and crime, armed conflict, the impact on the economy of civil war, religious or ethnic unrest and the withdrawal or non-renewal of any license enabling the Fund to trade in securities of a particular country, confiscatory taxation, restrictions on transfers of assets, lack of uniform accounting and auditing standards, less publicly available financial and other information, diplomatic development which could affect U.S. investments in those countries and potential difficulties in enforcing contractual obligations.

Since the Fund may invest in credit obligations of foreign issuers denominated in the local currency, changes in foreign currency exchange rates will affect the value of credit obligations in the Fund's portfolio and the unrealized appreciation or depreciation of investments. In addition to changes in the value of the Fund's portfolio investments resulting from currency fluctuations, the Fund may incur costs in connection with conversions between various currencies. The Fund may also invest directly in currencies for hedging purposes. The Fund is subject to the risk that those currencies will decline in value relative to the U.S. dollar. For example, the recent debt crisis in certain European countries could cause the value of the Euro to deteriorate. The values of the currencies of the emerging market countries in which the Fund may invest may be subject to a high degree of fluctuation due to changes in interest rates, the effects of monetary policies of the United States, foreign governments, central banks or supranational entities, the imposition of currency controls or due to other national or global political or economic developments. Foreign exchange dealers realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer normally will offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire immediately to resell that currency to the dealer. The Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward, futures or options contracts to purchase or sell foreign currencies. Therefore, the Fund's exposure to foreign currencies may result in reduced returns to the Fund. The Fund may, from time to time, seek to protect the value of some portion or all of its portfolio holdings against currency risks by engaging in currency hedging transactions. Such transactions may include entering into forward currency exchange contracts, currency futures contracts and options on such futures contracts, as well as purchasing put or call options on currencies, in U.S. or foreign markets. Currency hedging involves risks, including possible default by the other party to the transaction, illiquidity and, to the extent the view as to certain market movements is incorrect, the risk that the use of hedging could result in losses greater than if they had not been used. In addition, in certain countries in which the Fund may invest, currency hedging opportunities may not be available. The use of currency transactions can result in the Fund incurring losses because of the imposition of exchange controls, suspension of settlements or the inability of the Fund to deliver or receive a specified currency.

The Fund computes and expects to distribute any income in U.S. dollars, and the computation of income is made on the date that the income is earned by the Fund at the foreign exchange rate in effect on that date. If the value of the foreign currencies in which the Fund receives its income falls relative to the U.S. dollar between the date of earning of the income and the time at which the Fund converts the foreign currencies to U.S. dollars, the Fund may be required to liquidate securities in order to make distributions if the Fund has insufficient cash in U.S. dollars to meet distribution requirements. The liquidation of investments, if required, may have an adverse impact on the Fund's performance.

Newly Issued Securities Risk. The credit obligations in which the Fund invests may include new issues, such as initial debt offerings. New issues had a more significant impact on the performance of the Fund during periods in which it had a small asset base. The impact of new issues on the Fund's performance likely will decrease as the Fund's asset size increases, which could reduce the Fund's returns. New issues may not be consistently available to the Fund for investing, particularly if the Fund's asset base continues to grow. Certain new issues, such as initial debt offerings, may be volatile in price due to the absence of a prior trading market, limited quantities available for trading and limited information about the issuer. The Fund may hold new issues for a short period of time. This may increase the Fund's turnover and may lead to increased expenses for the Fund, such as commissions and transaction costs. In addition, new issues can experience an immediate drop in value after issuance if the demand for the securities does not continue to support the offering price.

Loan Participation Risk. If the Fund acquires a Senior Loan through an assignment agreement, it will typically succeed to all the rights and obligations of the assigning institution and become a lender under the credit agreement with respect to the debt obligation purchased; however, its rights can be more restricted than those of the assigning institution, and, in any event, the Fund may not be able to unilaterally enforce all rights and remedies of the lenders under the loan agreement and with regard to any associated collateral. If the Fund acquires an interest in a Senior Loan through a participation agreement, the Fund will enter into a contractual relationship with the institution selling the participation, not with the borrower. In purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement or any rights of setoff against the borrower, and the Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, the Fund will be exposed to the credit risk of both the borrower and the institution selling the participation. The Adviser relies primarily on its own evaluation of the credit quality of such selling institutions rather than on any available independent sources. As a result, the Fund is particularly dependent on the analytical abilities of the Adviser. Because of the nature of its investments, the Fund may be subject to allegations of lender liability and other claims. In addition, the Securities Act of 1933, as amended (the "Securities Act"), deems certain persons to be "underwriters" if they purchase a security from an issuer and later sell it to the public. Although it is not believed that the application of this Securities Act provision would cause the Fund to be engaged in the business of underwriting, a person who purchases an instrument from the Fund that was acquired by the Fund from the issuer of such instrument could allege otherwise. Under the Securities Act, an underwriter may be liable for material omissions or misstatements in an issuer's registration statement or prospectus.

Active Trading Risk. The Fund may engage in active and frequent trading of its portfolio securities. High portfolio turnover may result in increased transaction costs to the Fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of Fund portfolio securities may result in the realization and/ or distribution to shareholders of higher capital gains or losses as compared to a fund with less active trading policies. The effects of higher than normal portfolio turnover may adversely affect Fund performance.

Non-Diversification Risk. The Fund is classified as "non-diversified" under the 1940 Act. As a result, it can invest a greater portion of its assets in obligations of a single issuer than a "diversified" fund. The Fund may therefore be more susceptible than a diversified fund to being adversely affected by a single corporate, economic, political or regulatory occurrence.

Manager Risk. As with any managed fund, the Adviser may not be successful in selecting the best- performing investments or investment techniques in managing the Fund's portfolio, and the Fund's performance may lag behind that of similar funds. The Adviser had not previously managed an open-end mutual fund prior to the Fund's commencement of operations. The Fund may be liquidated at any time without shareholder approval and at a time that may not be favorable for all of the Fund's shareholders.

Style Risk. The Fund frequently identifies opportunities in industries that appear to be temporarily distressed or in turmoil. The prices of securities in these industries may tend to go down more than those of companies in other industries. Because of the Fund's disciplined and deliberate investing approach, there may be times when the Fund will have a significant cash position. A substantial cash position can impact Fund performance in certain market conditions, and may make it more difficult for the Fund to achieve its investment objective.

Short Position Risk. The Fund may use structured products and derivatives to implement short positions, and may engage in short selling. Taking short positions and short selling involve leverage of the Fund's assets and present various risks. If the price of the instrument or market which the Fund has taken a short position on increases, then the Fund will incur a loss equal to the increase in price from the time that the short position was entered into plus any premiums and interest paid to a third party. Therefore, taking short positions involves the risk that losses may be exaggerated, potentially losing more money than the actual cost of the investment. Also, there is the risk that the issuer of the structured product or counterparty to the derivative transaction may fail to honor its contract terms, causing a loss to the Fund.

In order to sell an instrument short, the Fund must first borrow the instrument from a lender, such as a broker or other institution. The Fund may not always be able to borrow the instrument at a particular time or at an acceptable price. Thus, there is risk that the Fund may be unable to implement a short position on a specific security due to the lack of available instruments or for other reasons. After selling a borrowed instrument, the Fund is then obligated to "cover" the short sale by purchasing and returning the instrument to the lender on a later date. The Fund cannot guarantee that the instrument necessary to cover a short position will be available for purchase at the time the Fund wishes to close a short position or, if available, that the instrument will be available at an acceptable price. If the borrowed instrument has appreciated in value, the Fund will be required to pay more for the replacement instrument than the amount it received for selling the instrument short. Moreover, purchasing an instrument to cover a short position can itself cause the price of the instrument to rise further, thereby exacerbating the loss. The potential loss on a short sale is unlimited because the loss increases as the price of the instrument sold short increases and the price may rise indefinitely. If the price of a borrowed instrument declines before the short position is covered, the Fund may realize a gain. The Fund's gain on a short sale, before transaction and other costs, is generally limited to the difference between the price at which it sold the borrowed instrument and the price it paid to purchase the instrument to return to the lender. In addition, engaging in short selling may limit the Fund's ability to fully benefit from increases in the fixed income markets.

While the Fund has an open short position, it is subject to the risk that the instrument's lender will terminate the loan at a time when the Fund is unable to borrow the same instrument from another lender. If this happens, the Fund may be required to buy the replacement instrument immediately at the instrument's then current market price or "buy in" by paying the lender an amount equal to the cost of purchasing the instrument to close out the short position.

Short sales also involve other costs. The Fund must normally repay to the lender an amount equal to any dividends or interest that accrues while a loan is outstanding. In addition, to borrow an instrument, the Fund may be required to pay a premium. The Fund also will incur transaction costs in effecting short sales. The amount of any ultimate gain for the Fund resulting from a short sale will be decreased, and the amount of any ultimate loss will be increased, by the amount of premiums, dividends, interest or expenses the Fund may be required to pay in connection with the short sale.

Until the Fund replaces a borrowed instrument, the Fund will be required to maintain assets with the lending broker as collateral. Thus, short sales involve credit exposure to the broker that executes the short sales. In addition, the Fund is required to designate, on its books or the books of its custodian, liquid assets (less any additional collateral held by the broker) to cover short sale obligations, marked-to-market daily. The requirement to segregate assets limits the Fund's leveraging of investments and the related risk of losses from leveraging. However, such segregation may also limit the Fund's investment flexibility, as well as its ability to meet redemption requests or other current obligations.

The SEC and financial industry regulatory authorities in other countries may impose prohibitions, restrictions or other regulatory requirements on short sales which could inhibit the ability of the Adviser to sell securities short on behalf of the Fund.

Hedging Strategies Risk. There can be no assurance that the Fund's hedging transactions will be effective. Furthermore, the Fund may only choose to engage in hedging activities from time to time and may not necessarily be engaging in hedging activities when movements in market prices or currency exchange rates occur.

Conflicts of Interest Risk. Because the Adviser manages assets for other investment companies, pooled investment vehicles and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), certain conflicts of interest are present. For instance, the Adviser receives fees from certain accounts that are higher than the fees received from the Fund, or receives a performance-based fee on certain accounts. In those instances, the Adviser has an incentive to favor the higher and/or performance-based fee accounts over the Fund. In addition, a conflict of interest exists to the extent the Adviser has proprietary investments in certain accounts or where the portfolio manager or other employees of the Adviser have personal investments in certain accounts. The Adviser has an incentive to favor these accounts over the Fund. Because the Adviser manages accounts that engage in short sales of (or otherwise take short positions in) securities or other instruments of the type in which the Fund invests, the Adviser could be seen as harming the performance of the Fund for the benefit of the accounts taking short positions, if such short positions cause the market value of the securities to fall. The Adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest. These policies and procedures will have the effect of foreclosing certain investment opportunities for the Fund from time to time. The 20% overlap limit, discussed above, may have the same effect.

The Adviser manages assets for accounts other than the Fund, including private funds. The Adviser also currently serves as investment adviser to a registered, closed-end management investment company, the Avenue Income Credit Strategies Fund (the "Avenue Closed-End Fund"). The expected risk and return profile for the Fund is generally lower than for most of the other Avenue funds. The Fund may invest in the same credit obligations as the Avenue funds, although their investments may include different obligations of the same issuer. For example, the Fund might invest in Senior Loans issued by a borrower and one or more Avenue funds might invest in the borrower's junior debt. In addition, the Adviser also manages certain accounts (including CLOs) that invest in certain types of credit obligations in which the Fund may also invest. Investment opportunities appropriate for both the Fund and another Avenue fund generally will be allocated between the Fund and the other Avenue fund in a manner that the Adviser believes to be fair and equitable under the circumstances, in accordance with the Adviser's trade allocation policies.

Conflicts of interest may arise where the Fund and other Avenue funds simultaneously hold securities representing different parts of the capital structure of a stressed or distressed issuer. In such circumstances, decisions made with respect to the securities held by one Avenue fund may cause (or have the potential to cause) harm to the different class of securities of the issuer held by other Avenue funds (including the Fund). For example, if such an issuer goes into bankruptcy or reorganization, becomes insolvent or otherwise experiences financial distress or is unable to meet its payment obligations or comply with covenants relating to credit obligations held by the Fund or by the other Avenue funds, such other Avenue funds may have an interest that conflicts with the interests of the Fund. If additional financing for such an issuer is necessary as a result of financial or other difficulties, it may not be in the best interests of the Fund to provide such additional financing, but if the other Avenue funds were to lose their respective investments as a result of such difficulties, the Adviser may have a conflict in recommending actions in the best interests of the Fund. In such situations, the Adviser will seek to act in the best interests of each of the Avenue funds (including the Fund) and will seek to resolve such conflicts in accordance with its compliance policies and procedures.

In addition, the 1940 Act limits the Fund's ability to enter into certain transactions with certain affiliates of the Adviser. As a result of these restrictions, the Fund may be prohibited from buying or selling any security directly from or to any portfolio company of a fund managed by the Adviser or one of its affiliates. Nonetheless, the Fund may under certain circumstances purchase any such portfolio company's loans or securities in the secondary market, which could create a conflict for the Adviser between the interests of the Fund and the portfolio company, in that the ability of the Adviser to recommend actions in the best interest of the Fund might be impaired. The 1940 Act also prohibits certain "joint" transactions with certain of the Fund's affiliates (which could include other Avenue funds), which could be deemed to include certain types of investments, or restructuring of investments, in the same portfolio company (whether at the same or different times). These limitations may limit the scope of investment opportunities that would otherwise be available to the Fund. The Board has approved policies and procedures reasonably designed to monitor potential conflicts of interest. The Board will review these procedures and any conflicts that may arise.

Although the professional staff of the Adviser will devote as much time to the management of the Fund as the Adviser deems appropriate to perform their duties in accordance with the investment advisory agreement and in accordance with reasonable commercial standards, the professional staff of the Adviser may have conflicts in allocating their time and services among the Fund and other Avenue funds. The Adviser and its affiliates are not restricted from forming additional investment funds, from entering into other investment advisory relationships or from engaging in other business activities, even though such activities may be in competition with the Fund and/or may involve substantial time and resources of the Adviser and its professional staff. These activities could be viewed as creating a conflict of interest in that the time and effort of the members of the Adviser and its officers and employees will not be devoted exclusively to the business of the Fund but will be allocated between the business of the Fund and the management of the assets of other clients of the Adviser.

The Adviser or its respective members, officers, directors, employees, principals or affiliates may come into possession of material, non-public information. The possession of such information may limit the ability of the Fund to buy or sell a security or otherwise to participate in an investment opportunity. Situations may occur where the Fund could be disadvantaged because of the investment activities conducted by the Adviser for other clients, and the Adviser will not employ information barriers with regard to its operations on behalf of its registered and private funds, or other accounts. In certain circumstances, employees of the Adviser may serve as board members or in other capacities for portfolio or potential portfolio companies, which could restrict the Fund's ability to trade in the securities of such companies.

Non-Principal Risks of Investing in the Fund

Sovereign Debt Securities Risk. Investments in government debt securities involve special risks. Certain countries have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. Certain emerging markets countries are among the largest debtors to commercial banks and foreign governments. The issuer or governmental authority that controls the repayment of a country's debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A debtor's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation and, in the case of a government debtor, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the government debtor's policy towards the International Monetary Fund, the political constraints to which a government debtor may be subject. In periods of market distress, investments in sovereign debt may be subject to the risks of exchange controls, market closures and currency redenomination, which could negatively affect the settlement of trades and the valuation of assets. Foreign governments may impose prohibitions, restrictions or other regulatory requirements on the trading of their sovereign debt (including short sales of sovereign debt securities) which could inhibit the ability of the Adviser to hedge the Fund's sovereign debt exposure.

Government debtors may default on their debt and may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a debtor's implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds to the government debtor, which may further impair such debtor's ability or willingness to service its debts on a timely basis. Holders of government debt, potentially including the Fund, may be requested to participate in the rescheduling of such debt and to extend further loans to government debtors.

As a result of the foregoing, a government obligor may default on, or otherwise renegotiate, its obligations. If such an event occurs, the Fund may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign government debt securities to obtain recourse may be subject to the political climate in the relevant country and other factors not generally associated with defaulting issuers.

Small- and Mid-Cap Risk. The Fund may invest from time to time in smaller and midsize companies whose securities tend to be more volatile and less liquid than securities of larger companies. Smaller and midsize companies are also more likely to have narrower product lines, fewer financial resources and less competitive strength. Returns on investments in such companies may trail the returns of securities of larger companies.

Loan Origination Risk. The Fund may act as an original lender of Senior Loans or may acquire Senior Loans through assignments or participations. To the extent the Fund acts as an original lender, the Fund's success would depend, in part, on its ability to originate loans on advantageous terms. In making loans, the Fund would compete with a broad spectrum of lenders, many of which have substantially greater financial resources and are better known than the Fund. Additionally, the Fund may make Senior Loans to, or acquire Senior Loans of, borrowers that, at the time of the making or acquisition of the loan by the Fund, are experiencing, or are likely to experience, financial difficulty (including highly leveraged borrowers) and such loans may constitute a material amount of the Fund's portfolio. The Fund may make Senior Loans to, or acquire Senior Loans of, borrowers that, at the time of the making or acquisition of the loan by the Fund, are in bankruptcy.

Repurchase Agreements and Reverse Repurchase Agreements Risk. The Fund may invest in repurchase agreements and reverse repurchase agreements. In its purchase of repurchase agreements, the Fund does not bear the risk of a decline in the value of the underlying security unless the seller defaults under its repurchase obligation. In the event of the bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and losses, including possible decline in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto, possible lack of access to income on the underlying security during this period, and expenses of enforcing its rights.

The proceeds from reverse repurchase agreements generally will be invested in additional securities. There is a risk that the market value of the securities acquired in the reverse repurchase agreement may decline below the price of the securities that the Fund has sold but remains obligated to repurchase. In addition, there is a risk that the market value of the securities retained by the Fund may decline. If the buyer of securities under a reverse repurchase agreement were to file for bankruptcy or experience insolvency, the Fund may be adversely affected. Also, in entering into reverse repurchase agreements, the Fund would bear the risk of loss to the extent that the proceeds of the reverse repurchase agreement are less than the value of the underlying securities. In addition, due to the interest costs associated with reverse repurchase agreements, the Fund's NAV will decline, and, in some cases, the investment performance of the Fund would be less favorable than it would have been if the Fund had not used such instruments.

Asset-Backed and Mortgage-Backed (or Mortgage-Related) Instruments Risk. To the extent the Fund invests in asset-backed and mortgage-backed (or mortgage-related) securities or other instruments, its exposure to prepayment and extension risks may be greater than other investments in fixed income instruments. Rising interest rates tend to extend the duration of mortgage-backed (or mortgage-related) instruments, making them more sensitive to changes in interest rates. In addition, mortgage-backed (or mortgage-related) instruments are subject to prepayment risk—the risk that borrowers may pay off their mortgages sooner than expected, particularly when interest rates decline. This can reduce the Fund's returns because the Fund may have to reinvest that money at lower prevailing interest rates. The Fund's investments in other asset-backed instruments, such as securities backed by car loans, are subject to risks similar to those associated with mortgage-backed (or mortgage-related) securities.

Privately issued asset-backed and mortgage-backed (or mortgage-related) instruments are typically not traded on an exchange and may have a limited market. Without an active trading market, these instruments may be particularly difficult to value given the complexities in valuing the underlying collateral. Unlike many mortgage-backed (or mortgage-related) instruments issued or guaranteed by the U.S. government, its agencies and instrumentalities, or a government-sponsored enterprise (such as the Federal National Mortgage Association, or Fannie Mae), asset-backed and mortgage-backed (or mortgage-related) instruments issued by private issuers do not have a government or government-sponsored enterprise guarantee and may, and frequently do, have less favorable or no collateral, credit risk or other characteristics. Although instruments issued by a government-sponsored enterprise are sometimes considered to carry an implicit guarantee from the U.S. government, there can be no assurance that the U.S. government would in fact guarantee such instruments.

Limited Operating History. The Fund is an open-end management investment company that commenced operations on June 1, 2012 and thus has a relatively limited operating history. The Fund is designed for long-term investors and not as a trading vehicle.

Investing in Other Investment Companies Risk. The Fund may acquire shares in other investment companies, including foreign investment companies and ETFs, to the extent permitted by the 1940 Act. An investment in the shares of another fund is subject to the risks associated with that fund's portfolio securities. The market value of the shares of other investment companies may differ from the NAV of the particular fund. As a shareholder in an investment company, the Fund would bear its ratable share of that entity's expenses, including its investment advisory and administration fees. At the same time, the Fund would continue to pay its own investment advisory fees and other expenses. As a result, the Fund and its shareholders, in effect, will be absorbing duplicate levels of fees with respect to investments in other investment companies.

Zero Coupon Securities Risk. Certain debt obligations purchased by the Fund may take the form of zero coupon bonds. A zero coupon bond is a bond that does not pay interest either for the entire life of the obligation or for an initial period after the issuance of the obligation. When held to its maturity, its return comes from the difference between the purchase price and its maturity value. A zero coupon bond is normally issued and traded at a deep discount from face value. Zero coupon bonds allow an issuer to avoid or delay the need to generate cash to meet current interest payments and, as a result, may involve greater credit risk than bonds that pay interest currently or in cash. The Fund would be required to distribute the income on any of these instruments as it accrues, even though the Fund will not receive all of the income on a current basis or in cash. Thus, the Fund may have to sell other investments, including when it may not be advisable to do so, to make income distributions to its shareholders.

Distributions attributable to the Fund's "original issue discount" income accruing on zero coupon bonds, and of all other ordinary income, will generally be taxable to shareholders as ordinary income. As a consequence of selling investments in order to make distributions of "original issue discount" income and other income in respect of which the Fund has not received a corresponding amount of cash, the Fund may realize additional income that gives rise to additional distribution requirements; distributions of such additional income may be taxable to shareholders as ordinary income or as long-term capital gains depending on which investments are sold.

Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. To the extent that inflation occurs, it will reduce the real value of dividends paid by the Fund and the Fund's shares. Many countries have experienced substantial, and in some periods extremely high and volatile, rates of inflation. Inflation and rapid fluctuations in inflation rates have had and may continue to have very negative effects on the economies and securities markets of certain emerging market countries. In an attempt to control inflation, wage and price controls have been imposed at times in certain countries.

When-Issued and Delayed Delivery Securities Risk. The Fund may purchase and sell securities on a "when-issued" or "delayed delivery" basis whereby the Fund buys or sells a security with payment and delivery taking place in the future. These transactions are subject to market risk as the value or yield of a security at delivery may be more or less than the purchase price or the yield generally available on securities when delivery occurs. In addition, the Fund is subject to counterparty risk because it relies on the buyer or seller, as the case may be, to consummate the transaction, and failure by the other party to complete the transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. When the Fund is the buyer in such a transaction, however, it will segregate cash and/or liquid securities having an aggregate value at least equal to the amount of such purchase commitments until payment is made. An increase in the percentage of the Fund's assets committed to the purchase of securities on a when- issued or delayed delivery basis may increase the volatility of the Fund's NAV.

Illiquid Investments Risk. The Fund's investments in less liquid securities and loans may restrict the ability of the Fund to dispose of its investments in a timely fashion and for fair value, as well as its ability to fairly value such investments and take advantage of market opportunities. The risks associated with illiquidity will be particularly acute in situations in which the Fund's operations require cash, such as when the Fund pays dividends or distributions, and could result in the Fund borrowing to meet short-term cash requirements or incurring capital losses on the sale of less liquid investments.

Warrants Risk. The Fund may invest in warrants. The risk of investing in a warrant is that the warrant may expire prior to the market value of the stock exceeding the price fixed by the warrant. Warrants have a subordinate claim on a borrower's assets compared with Senior Loans. As a result, the values of warrants generally are dependent on the financial condition of the borrower and less dependent on fluctuations in interest rates than are the values of many debt securities. The values of warrants may be more volatile than those of Senior Loans and this may increase the volatility of the Fund's NAV.

U.S. Government Debt Securities Risk. U.S. government debt securities have historically not involved the credit risks associated with investments in other types of debt securities, although, as a result, the yields available from U.S. government debt securities are generally lower than the yields available from other securities. Like other debt securities, however, the values of U.S. government securities change as interest rates fluctuate. Fluctuations in the value of portfolio securities will not affect interest income on existing portfolio securities but will be reflected in the Fund's NAV. Since the magnitude of these fluctuations will generally be greater at times when the Fund's average maturity is longer, under certain market conditions the Fund may, for temporary defensive purposes, accept lower current income from short-term investments rather than investing in higher yielding long-term securities.

Industry and Sector Risk. Although the Fund does not employ an industry or sector focus, its exposure to specific industries or sectors will increase from time to time based on the Adviser's perception of investment opportunities. If the Fund's investments are emphasized in one or more industries or sectors, the Fund's performance may be susceptible to the economic, business or other developments that affect those industries or sectors. The securities of many or all of the companies in the same sector or industry may decline in value due to developments adversely affecting such sector or industry. Furthermore, investments in particular industries or sectors may be more volatile or less liquid than the broader market as a whole. For example, recent events in the energy sector have caused significant price dislocations and illiquidity in the credit market for energy companies. A specific industry or sector may also underperform the market as a whole.

Municipal Obligations Risk. The credit obligations in which the Fund invests may include municipal obligations, including those of the states or territories (e.g., Puerto Rico) of the United States and the District of Columbia, and their political subdivisions, agencies and instrumentalities. Investments in these municipal obligations may be affected significantly by economic, regulatory or political developments affecting the ability of a municipal issuer to pay interest or repay principal. Certain municipalities have recently experienced or continue to experience serious financial difficulties, and a reoccurrence or continuance of these difficulties may impair the ability of certain issuers to pay principal or interest on their obligations.

Valuation Risk. Unlike publicly traded stock which trades on national exchanges, there is no central place or exchange for loans. Moreover, other fixed-income instruments generally are not traded on centralized exchanges. Loans and fixed-income instruments generally trade on an "over-the-counter" market which may be anywhere in the world where the buyer and seller can settle on a price. Due to the lack of centralized information and trading, the valuation of loans or fixed-income instruments may carry more risk than that of stock. Uncertainties in the conditions of the financial market, unreliable reference data, lack of transparency and inconsistency of valuation models and processes may lead to inaccurate asset pricing. Consequently, while valuation determinations may be made in good faith, it may nevertheless be more difficult for the Fund to accurately assign a daily value to such investments. In addition, other market participants may value securities differently than the Fund. As a result, the Fund may be subject to the risk that when a loan or fixed-income instrument is sold in the market, the amount received by the Fund is different than the value of such loans or fixed-income instruments carried on the Fund's books. Certain Fund assets may be valued by the Adviser in accordance with procedures approved by the Fund's Board, which could give rise to a conflict of interest.

Certain Affiliations Risk. Certain broker-dealers, including Morgan Stanley & Co., Incorporated and certain of its affiliates, may be considered to be affiliated persons of the Fund or the Adviser. Absent an exemption from the SEC or other regulatory relief, the Fund is generally precluded from effecting certain principal transactions with affiliated brokers, and its ability to purchase securities being underwritten by an affiliated broker or syndicate including an affiliated broker or to utilize affiliated brokers for agency transactions is subject to restrictions. This could limit the Fund's ability to engage in securities transactions and take advantage of market opportunities.

Trade Claims Risk. Trade claims may be purchased from creditors of a bankrupt company and typically represent money due to a supplier of goods or services to the company. An investment in trade claims is very speculative and carries a high degree of risk. When the Fund purchases a trade claim, there is no guarantee that the debtor will ever be able to satisfy the obligation on the trade claim. In addition to the risks otherwise associated with low-quality obligations, trade claims have other risks, including the possibility that the amount of the claim may be disputed by the obligor. Trade claims normally would be considered illiquid instruments which generally do not pay interest, are typically unsecured and their pricing can be volatile. Trade claims typically may sell at a discount.

Cybersecurity Risk. The Fund and its service providers are susceptible to cybersecurity risks that include, among other things, theft, unauthorized monitoring, release, misuse, loss, destruction or corruption of confidential and highly restricted data; denial of service attacks; unauthorized access to relevant systems, compromises to networks or devices that the Fund and its service providers use to service the Fund's operations; or operational disruption or failures in the physical infrastructure or operating systems that support the Fund and its service providers. Cyber attacks against or security breakdowns of the Fund or its service providers may adversely impact the Fund and its shareholders, potentially resulting in, among other things, financial losses; the inability of Fund shareholders to transact business and the Fund to process transactions; inability to calculate the Fund's NAV; violations of applicable privacy and other laws; regulatory fines, penalties, reputational damage, reimbursement or other compensation costs; and/or additional compliance costs. The Fund may incur additional costs for cybersecurity risk management and remediation purposes. In addition, cybersecurity risks may also impact issuers of securities in which the Fund invests, which may cause the Fund's investment in such issuers to lose value. There can be no assurance that the Fund or its service providers will not suffer losses relating to cyber attacks or other information security breaches in the future.

Disclosure of Portfolio Holdings

A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's Statement of Additional Information ("SAI"). The Fund also files its complete schedule of portfolio holdings with the SEC on Form N-Q as of the end of its first and third fiscal quarters. The Fund's full portfolio holdings are published semi-annually in reports sent to shareholders and filed with the SEC on Form N-CSR and such reports are made available on the Fund's website, generally within 70 days after the end of each semi-annual period.

MANAGEMENT OF THE FUND

The Adviser

The Adviser will provide day-to-day investment management services to the Fund. The Adviser is Avenue Capital Management II, L.P. The Adviser is part of Avenue Capital Group, which comprises five registered investment advisers that have extensive experience investing in stressed and distressed obligations throughout the world. Avenue Capital Group was founded in 1995 by Marc Lasry and Sonia Gardner. Avenue Capital Group and the Adviser are located at 399 Park Avenue, 6th Floor, New York, New York 10022.

Under an advisory agreement between Avenue Mutual Funds Trust, on behalf of the Fund, and the Adviser (the "Advisory Agreement"), the Adviser will receive an annual fee, payable monthly, in an amount equal to 1.00% of the Fund's average daily net assets.

At an in-person meeting of the Board on December 11, 2014, called for the purpose of considering the continuance of the Advisory Agreement, the Board, including those members of the Board who are not "interested persons" of the Adviser or the Fund, unanimously approved the continuance of the Advisory Agreement for an additional one year period. Discussion regarding the basis of the approval of the continuance of the Advisory Agreement will be included in the Fund's semi-annual report to shareholders for the six month period ending April 30, 2015.

Portfolio Manager

Jeffrey J. Gary, Senior Portfolio Manager of the Adviser, is primarily responsible for the day-to-day management of the Fund's assets. Mr. Gary has been the portfolio manager of the Fund since June 2012. Mr. Gary has also been the portfolio manager for the Avenue Closed-End Fund since November 2012 and the private collateralized loan obligation (CLO) funds managed by the Adviser since February 2013. Mr. Gary has more than 20 years of investment experience in high yield, bank loan and distressed investment strategies, including the last fifteen years as a portfolio manager. Mr. Gary's experience includes managing numerous high yield and credit-related mutual funds. Prior to joining the Adviser, Mr. Gary was a portfolio manager and helped launch the Third Avenue Focused Credit Fund (advised by Third Avenue Management LLC) in 2009, an opportunistic credit fund which invests globally in high yield bonds, bank loans and distressed securities. Prior to Third Avenue, Mr. Gary was at BlackRock Financial, which he joined in 2003 as the Portfolio Manager and head of the high yield and distressed investment team with assets under management of approximately $17 billion in various mutual funds and institutional accounts at the end of his tenure.

Mr. Gary will have access to the investment teams within Avenue Capital Group, including the distressed credit teams. As of January 31, 2015, Avenue Capital Group had approximately 66 investment professionals, which managed approximately $13.2 billion in assets with offices in eight different countries.

The Fund's SAI provides additional information about the portfolio manager's compensation structure, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities in the Fund.

The Administrator

State Street, located at One Lincoln Street, Boston, MA 02111 serves as administrator to the Fund (the "Administrator"). Under the administration agreement, the Administrator is generally responsible for managing the administrative affairs of the Fund.

SHAREHOLDER INFORMATION

Pricing of Fund Shares

The price you will pay for a share of a class of the Fund is the NAV per share of that class. The NAV is calculated on each day that the New York Stock Exchange ("NYSE") is open as of the close of regular trading, normally 4:00 p.m., Eastern Time. The NAV of each class of the Fund is determined by dividing the Fund's portfolio investments and other assets attributable to that class, less any liabilities attributable to that class, by the total number of shares outstanding of that class. Your order will be priced at the next NAV calculated following receipt of your transaction in good order by the Fund's transfer agent. For a transaction to be considered in "good order," all required information must be provided, required authorized signatures must be included, and payment must be in a form acceptable as per the "Paying for Shares" section of this Prospectus. The Fund has authorized one or more broker-dealers or other financial intermediaries to receive on its behalf purchase and redemption orders. Such broker-dealers or financial intermediaries are authorized to designate other intermediaries to receive purchase and redemption orders on the Fund's behalf. In such cases, your order will be deemed to be received before the close of trading if the order was received before that time by the authorized broker-dealer or financial intermediary or such broker-dealer or financial intermediary's designee.

Under the Fund's valuation guidelines, securities and loans for which reliable market quotations are readily available are valued at current market value. All other loans, securities and assets of the Fund (for which market quotations are not readily available or are deemed unreliable) are valued at "fair value," as determined in good faith by or in accordance with procedures adopted by the Board.

Domestic and foreign fixed income securities and non-exchange traded derivatives are normally valued on the basis of quotes obtained from brokers and dealers or pricing services using data reflecting the earlier closing of the principal markets for those securities.

Senior secured adjustable, variable or floating rate loans for which an active secondary market exists to a reliable degree will be valued at the bid price in the market for such loans, as provided by a loan pricing service. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange.

The Fund will normally use pricing data for domestic equity securities received shortly after the close of the NYSE and do not normally take into account trading, clearances or settlements that take place after the close of the NYSE. A foreign equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign equity security will be valued as of the close of trading on the foreign exchange, or the close of the NYSE, if the close of the NYSE occurs before the end of trading on the foreign exchange.

Certain short-term securities with maturities of 60 days or less are generally valued based on amortized cost, which the Fund's Board has determined constitutes fair value. With respect to any portion of the Fund's assets that are invested in one or more open-end management investment companies, the Fund's NAV will be calculated based upon the NAVs of such investments.

If events materially affecting the price of foreign portfolio securities occur between the time when their price was last determined on such foreign securities exchange or market and the time when the Fund's NAV was last calculated (for example, movements in certain U.S. securities indices which demonstrate strong correlation to movements in certain foreign securities markets), such securities may be valued at their fair value as determined in good faith in accordance with procedures established by the Board. For purposes of calculating NAV, all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the mean of the bid price and ask price of such currencies against the U.S. dollar as quoted by a major bank. Foreign securities held by the Fund generally trade on foreign markets which may be open on days when the NYSE is closed. This means that the value of the Fund's portfolio securities can change on a day on which you cannot purchase or redeem Fund shares. While the Fund's policy is intended to result in a calculation of the Fund's NAV that fairly reflects security values as of the time of pricing, the Fund cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instances, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold.

Under certain circumstances, the per share NAV of a class of the Fund's shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares. Generally, when the Fund pays income dividends, those dividends are expected to differ over time by approximately the amount of the expense accrual differential between the classes.

Purchase of Fund Shares

The Fund is open for business each day the NYSE is open for trading. Shares of the Fund can be purchased either directly from the Fund, or through certain broker-dealers or financial intermediaries, so long as they have an agreement with the Fund or the Fund's distributor. The Fund generally will not accept new account applications to establish an account with a non-U.S. address (U.S. territories are acceptable) or for a non-resident alien.

The Adviser may pay all or a portion of the charges of various financial service firms and specified benefit plans that make shares available to their customers. Subject to tax limitations and approval by the Board, the Fund may also pay a portion of these charges representing the expenses the Fund would otherwise incur in maintaining these separate shareholder accounts directly.

To purchase Investor or Institutional Class shares directly from the Fund, you need to complete and sign an account application and send it, together with your payment for the shares, to the Fund's transfer agent. See page 35 for mailing instructions. After your initial purchase, you may purchase additional shares by telephone by electing this service on your new account application. You may thereafter purchase shares on any business day by contacting the transfer agent at 1-877-525-7330.

To purchase Investor or Institutional Class shares from a broker-dealer, the broker-dealer must be a member of the Financial Industry Regulatory Authority ("FINRA") and have entered into an agreement with the Fund's distributor. You may or may not need to complete and sign an account application when purchasing through a broker-dealer or financial intermediary, depending on its arrangements with the Fund. The broker- dealer or financial intermediary may or may not accept telephone purchase orders, depending on its arrangement with the Fund. The Fund reserves the right to reject any purchase order. Orders to purchase shares will be made at the NAV next calculated after your order is received in good order by the transfer agent or broker-dealers or financial intermediaries that have an agreement with the Fund's distributor (or their authorized designees). Please contact your broker dealer or financial intermediary for information about whether the broker-dealer or financial intermediary has entered into an agreement with the Fund's distributor.

To purchase additional shares via Automated Clearing House ("ACH"), contact the transfer agent at 1-877-525-7330, to initiate an electronic transfer from your bank account. You may establish electronic transfer capabilities on your account application or by sending written instructions to the transfer agent.

Assuming the transfer agent or the Fund properly acts on telephone instructions and follow reasonable procedures to protect against unauthorized transactions, neither the transfer agent nor the Fund will be responsible for any losses due to telephone transactions. You may be responsible for any fraudulent telephone order as long as the transfer agent or the Fund takes reasonable measures to verify the order.

Paying for Shares

When purchasing shares directly from the Fund, you must pay by wire. The Fund will not accept checks. If you purchase shares through a broker-dealer or other financial intermediary, they are responsible for forwarding or arranging payment promptly.

The Fund reserves the right to cancel any purchase order and will do so, under ordinary circumstances, within 48 hours of receipt of the order. In the interest of economy and convenience to investors, the Fund does not issue certificates representing Fund shares.

Sending application or documents by regular mail

If you are sending documents via U.S. mail, express delivery, registered mail or certified mail, your account application should be sent to:

Avenue Credit Strategies Fund
c/o State Street Bank and Trust
Attn: Transfer Agent
100 Huntington Ave.
Copley Place Tower 2, Floor 3
Mail Code CPH 0255
Boston, MA 02116

Paying for Shares by Wire

Prior to sending a wire, please notify State Street Bank and Trust at 1-877-525-7330 to insure proper credit to your account.

Direct your bank to wire funds as follows:

State Street Bank & Trust
ABA—011000028
DDA—10183515
Account Name: Avenue Credit Strategies Fund
Ref: Shareholder Account Name/ Number

For further credit to: Avenue Credit Strategies Fund (specify class, shareholder's name, exact account title, Fund number and account number).

Heavy wire traffic over the Federal Reserve System may delay the arrival of purchase orders made by wire.

Minimum Investments

The minimum initial investment for the Investor Class of the Fund is $5,000 and the minimum initial investment for the Institutional Class is $1,000,000. Initial minimum investment amounts for Institutional Class shares of the Fund may be waived for employees of the Adviser. There is no minimum for subsequent investments. At the sole discretion of the Fund, the initial investment minimums may be waived for certain other investors.

Transactions made through your broker-dealer or other financial intermediary may be subject to charges imposed by the broker-dealer or financial intermediary, who may also impose higher initial or additional amounts for investment than those established by the Fund.

Individual Retirement Accounts

If you want to set up an IRA, you may obtain a Fund IRA Application and additional required forms by contacting the transfer agent at 1-877-525-7330. The account will be maintained by the custodian, State Street, which currently charges your account an annual maintenance fee of $20. Fees are subject to change by

State Street. Annual maintenance fees will automatically be deducted from the IRA account, unless a wire is received by the Fund prior to December 15th of each year.

Other Retirement Plans

If you are self-employed, you may be able to purchase shares of the Fund through tax-deductible contributions to retirement plans for self-employed persons, known as Keogh Plans. However, the Fund does not currently act as a sponsor or administrator for such plans.

Fund shares may also be purchased for other types of qualified pension or profit sharing plans which are employer-sponsored, including deferred compensation or salary reduction plans, known as 401(k) plans, which give participants the right to defer portions of their compensation for investment on a tax-deferred basis until distributions are made. However, the Fund does not currently act as a sponsor or administrator for such plans.

How To Choose a Share Class

Investors can choose from among two classes of shares of the Fund: Investor Class and Institutional Class. As described above, the classes differ to the extent they bear certain class specific minimums and expenses. When choosing a share class, it is important to consider your method of investing, directly with the Fund or through certain broker-dealers or other financial intermediaries, the amount you plan to invest and the expenses of each class.

Investor Class

The minimum initial investment for this class is $5,000. The Investor Class shares have no up-front sales charges or deferred sales charges. Your entire amount invested purchases Fund shares at the Investor Class' NAV per share. Shareholders in the Investor Class shares also pay distribution (12b-1) fees at an annual rate of 0.25% of net assets attributable to Investor Class Shares and a shareholder service fee at an annual rate of up to 0.25% of net assets attributable to Investor Class Shares. See below for more information on distribution (12b-1) fees and shareholder service fees.

Institutional Class

The minimum initial investment for this class is $1,000,000. Institutional Class shares have no up- front sales charges or deferred sales charges. Your entire amount invested purchases Fund shares at the Institutional Class' NAV per share. Shareholders in the Institutional Class shares do not pay distribution (12b-1) fees; however, shareholders do pay shareholder service fees at an annual rate of up to 0.15% of net assets attributable to Institutional Class Shares.

Investor Class Conversion Privilege

If the current market value of your account in the Investor Class is at least $1,000,000, you may elect to convert that account from Investor Class to Institutional Class shares at relative NAV. Converting from Investor Class to Institutional Class shares may not be available at certain financial intermediaries; in addition, there may be additional costs associated with this exchange charged by your financial intermediary. Because the NAV per share of the Institutional Class shares may be higher or lower than that of the Investor Class shares at the time of conversion, although the total dollar value will be the same, a shareholder may receive more or less Institutional Class shares than the number of Investor Class shares converted. You may convert from Investor Class to Institutional Class shares, if your account is at least $1,000,000, by calling the transfer agent at 1-877-525-7330 or your financial intermediary where you hold the Fund.

If the market value of your Institutional Class shares account declines to less than $1,000,000 due to a redemption, we may convert your Institutional Class shares into Investor Class shares at relative NAV. Although the total dollar value will be the same, a shareholder may receive more or less Investor Class shares than the number of Institutional Class shares converted. See "Redemption by the Fund" in this Prospectus.

A conversion from Investor Class shares to Institutional Class shares or from Institutional Class shares to Investor Class shares pursuant to the preceding paragraphs should generally not be a taxable exchange for federal income tax purposes. However, please consult your tax advisor before making any decision that may affect your tax situation.

Redemption of Fund Shares

In General

You may redeem your shares on any day during which the NYSE is open, either directly from the transfer agent, if you hold your shares directly, or through broker-dealers or financial intermediaries through which you hold your shares. Fund shares will be redeemed at the NAV next calculated after your order is received in good order by the transfer agent or broker-dealers or financial intermediaries that have an agreement with the Fund's distributor. Please contact your broker dealer or financial intermediary for information about whether the broker-dealer or financial intermediary has entered into an agreement with the Fund's distributor. Redemption requests that contain a restriction as to the time, date or share price at which the redemption is to be effective will not be honored. You can redeem less than all of your shares, but if you retain shares with a value below a minimum amount (as determined by the Fund), your account may be closed at the discretion of the Fund. See "Redemption by the Fund."

By Mail

If you are sending documents via U.S. mail, express delivery, registered mail or certified mail, send a written request to:

Avenue Credit Strategies Fund
c/o State Street Bank and Trust
Attn: Transfer Agent
100 Huntington Ave.
Copley Place Tower 2, Floor 3
Mail Code CPH0255
Boston, MA 02116

Written redemption requests must be submitted and signed exactly as the account is registered. Such requests may require a signature guarantee and additional documents. See "Signature Guarantees/Other Documents."

Telephone Redemption Service

You may redeem shares by telephone by electing this service on the new account application. You may thereafter redeem shares on any business day by calling the transfer agent at 1-877-525-7330, until the close of the NYSE, normally 4:00 p.m., Eastern Time.

Redemption proceeds will be mailed to your address of record, or if previously established, sent to your bank account via wire or ACH.

The Fund and the transfer agent will not be liable for following telephone instructions reasonably believed to be genuine. You may be responsible for any fraudulent telephone order as long as the transfer agent or the Fund takes reasonable measures to verify the order. In this regard, the transfer agent will require personal identification information before accepting a telephone redemption order.

Please contact your broker-dealer or other financial intermediary for information on how to redeem your shares through them. A shareholder may incur a brokerage fee for such a transaction, no part of which is received by the Adviser or the Fund.

Fees

You will not be charged for redeeming your shares directly from the transfer agent, except as described below under "Frequent Purchases and Redemptions of Fund Shares and Redemption Fee." Broker- dealers handling redemption transactions generally will charge a service fee.

Redemption by the Fund

The Fund has the right to redeem your shares at current NAV at any time and without prior notice if and to the extent that such redemption is necessary to reimburse the Fund for any loss sustained by reason of your failure to make full payment for shares of the Fund you previously purchased or subscribed for. The Fund reserves the right to redeem a shareholder account (after 30 days' prior written notice and the opportunity to reestablish the account balance), when the value of the Fund's shares in the account falls below $5,000 with respect to Investor Class shares of the Fund or falls below $1,000,000 with respect to Institutional Class shares of the Fund, due to redemptions. Whether the Fund will exercise the right to redeem shareholder accounts will be determined by the Adviser on a case-by-case basis.

Payment of Redemption Proceeds

The transfer agent will usually make payment for redemptions of Fund shares within one business day, but not later than seven calendar days, after receipt of a redemption request. The Fund may suspend the right of redemption or postpone the payment of redemption proceeds at times when the NYSE is closed or under other circumstances in accordance with interpretations or orders of the SEC.

The Fund has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the Fund is obligated during any 90-day period to redeem shares for any one shareholder of record solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of such period. Should a redemption exceed such limitation, the Fund may deliver, in lieu of cash, securities from its portfolio. Such in- kind securities may be illiquid and difficult or impossible for a shareholder to sell at a time and at a price that a shareholder would like. Redemptions paid in investment securities will give rise to income, gain or loss for income tax purposes in the same manner as redemptions paid in cash. In addition, you may incur brokerage costs and a further gain or loss for income tax purposes when you ultimately sell the securities.

Wired Proceeds

If you request payment of redemption proceeds by wire transfer, payment will be transmitted only on days that commercial banks are open for business and only to the bank and account previously authorized by you on your application or separate signature guaranteed letter of instruction. Neither the Fund, nor the transfer agent, will be responsible for any delays in wired redemption proceeds due to heavy wire traffic over the Federal Reserve System.

Signature Guarantees/Other Documents

For documents requiring a signature guarantee, such guarantee must be obtained from an "eligible guarantor institution," which includes certain banks, brokers, dealers, credit unions, securities exchanges and associations, clearing agencies and savings associations participating in a signature guarantee program recognized by the Securities Transfer Association (a "Medallion Guarantee"). A notary public is not an acceptable guarantor. Signature guarantees are required in certain situations, including on any:

1)  redemption proceeds payable to and/or mailed to anyone other than the registered shareholder, or

2)  requests to transfer shares.

The three "recognized" medallion programs are Securities Transfer Agents Medallion Program ("STAMP"), Stock Exchanges Medallion Program ("SEMP"), and NYSE, Inc. Medallion Signature Program ("NYSE MSP").

Additional documents may be required when shares are registered in the name of a corporation, partnership, association, agent, fiduciary, trust, estate or other organization. Additional tax documents may also be required in the case of redemptions from IRA accounts maintained at the transfer agent. For further information, call the transfer agent toll free at 1-877-525-7330.

Changing Information

If you did not previously elect the Telephone Redemption Service on your new account application, or wish to change any information previously provided to the transfer agent (including the bank to which redemption proceeds are to be wired), or wish to add information to establish electronic transfer capabilities (ACH), you must submit a signature guaranteed letter of instruction. This is designed to protect you and the Adviser from fraud.

Systematic Withdrawal Plan—For Investor Class only

If you own or are purchasing shares of the Fund, you may participate in a Systematic Withdrawal Plan. This plan provides for automatic redemptions monthly, quarterly, semi-annually, or annually. You may establish a Systematic Withdrawal Plan by sending a letter to the transfer agent. Notice of all changes concerning the Systematic Withdrawal Plan must be received by the transfer agent at least two weeks prior to the next scheduled payment. Further information regarding the Systematic Withdrawal Plan and its requirements can be obtained by contacting the transfer agent at 1-877-525-7330.

Transfer of Ownership

You may transfer Fund shares or change the name or form in which the shares are registered by writing to the transfer agent. The letter of instruction must clearly identify the account number, name(s) and number of shares to be transferred, and provide a certified tax identification number by way of a completed new account application and W-9 form, and include the signature(s) of all registered owners. The signature(s) on the transfer instructions must be guaranteed as described under "Signature Guarantees/Other Documents."

Dividends and Distributions

You should specify on your new account application how you wish to receive distributions. If no election is made on the new account application, all distributions will automatically be reinvested. The Fund offers two options:

1)  income dividends and capital gain distributions automatically reinvested in additional shares of the Fund; or

2)  both distributions paid in cash.

Any distribution payments returned by the post office as undeliverable will be reinvested in additional shares of the applicable class of the Fund at the NAV next determined.

The Fund intends to declare and pay distributing on a quarterly basis.

Frequent Purchases and Redemptions of Fund Shares and Redemption Fee

The Fund is intended for long-term investors and not for those who wish to trade frequently in its shares. The Fund will not knowingly accommodate frequent trading in Fund shares. The Board has adopted policies and procedures designed to prevent frequent trading in Fund shares, commonly referred to as "market timing," because such activities are disruptive to the management of the Fund's portfolio, and may increase Fund expenses and negatively affect the Fund's performance. The Fund believes that excessive short-term trading of Fund shares creates risks for the Fund and its long-term shareholders, including interference with efficient portfolio management, increased administrative and brokerage costs, and dilution in the value of its shares from traders seeking short-term profits from market momentum, time-zone arbitrage and other timing strategies.

The procedures of the Fund require that the Administrator monitor the trading activities of Fund accounts on a regular basis. If the Adviser determines, in its sole discretion, that an account shows a pattern of excessive trading, it will then review the account's activities and will bar the shareholder from future purchases, including purchases by exchange. The Fund's Adviser will also notify the Fund's transfer agent of any of these restrictions and will keep the Board informed quarterly regarding the implementation of these frequent trading policies and procedures. The Fund reserves the right to refuse a purchase order for any reason if the Adviser believes, in its sole discretion, that a shareholder is engaging in short-term trading activities that may be harmful to the Fund and its shareholders. Transactions accepted by a financial intermediary from a shareholder who has previously been barred from future purchases are not deemed accepted by the Fund and may be cancelled or revoked by the Fund. In the event that any purchase order is refused or revoked, the purchase price will be refunded as soon as possible. To discourage frequent short-term trading in Fund shares, the Fund imposes a 2.00% of NAV redemption fee on redemptions with respect to Fund shares held for 60 days or less. For example, if you purchase your shares on September 15th you will be charged a fee for any redemptions made on or prior to November 14th of the same year. This redemption fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is not a sales charge and is not paid to the Adviser or any third party.

The redemption fee applies to redemptions from the Fund, but not to (i) redemptions of shares acquired through dividend or capital gain distributions which have been automatically reinvested into the Fund; (ii) redemptions made through the Systematic Withdrawal Plan; (iii) rollovers, transfers and changes in account registration within the Fund, as long as the money never leaves the Fund; and (iv) redemptions in-kind. The Fund reserves the right to modify the terms of, or terminate, this fee at any time.

The fee is applied to the shares being redeemed in the order in which they were purchased. For this purpose, shares will be treated as redeemed as follows: first, reinvested shares; second, shares held more than 60 days after issuance; and third, shares held for 60 days or less after issuance.

The Fund may also waive redemption fees in the following situations:

•  on involuntary redemptions, such as those resulting from a shareholder's failure to maintain a minimum investment in the Fund,

•  on required minimum distributions from IRA and other retirement accounts or returns of excess contributions to such accounts (where it is operationally feasible),

•  on shares redeemed in connection with a court order, including a qualified domestic relations order, or in connection with a shareholder's forfeiture of assets,

•  in certain rare hardship situations, such as death or disability, that have been approved by the Adviser and are reported to the Board,

•  on transactions by shareholders holding shares through certain omnibus accounts, including broker-dealer accounts, retirement, pension, profit sharing and other qualified plans, and bank or trust company accounts, or

•  on transactions of shares held through firm-sponsored, discretionary asset allocation or wrap programs or other fee-based programs that utilize periodic rebalancing of assets that the Fund.

In addition to the circumstances previously noted, the Fund reserves the right to waive the redemption fee at its sole discretion where it believes such action is in the Fund's best interests, including but not limited to when it determines that imposition of a redemption fee is not necessary to protect the Fund from the effects of abusive trading. In order to determine your eligibility to receive a waiver, it may be necessary for you to provide the Fund or your financial intermediary with additional information.

The Administrator monitors activity at the omnibus level in order to try to identify unusual trading patterns that may indicate short-term trading by individual accounts within the omnibus account. If the Fund does identify such activity, the Fund may instruct the transfer agent or intermediary to code the individual account "Redemption Only." If the Fund determines that an account, plan or intermediary may not be acting properly to prevent short-term trading, the Fund has the right to access information about beneficial shareholder transactions in accounts held through omnibus accounts, benefit plans or other intermediaries and intends to do so. The Fund reserves the right to remove any waiver granted to such a party. Utilizing these information rights will assist the Fund in preventing short-term trading, assessing redemption fees and administering or revoking waivers, although there is always some risk that a shareholder acting through such an intermediary might be able to engage in short-term trading to the detriment of the Fund without having to pay a redemption fee. There can be no assurance that the Fund and the Adviser will be able to identify all those who trade excessively or employ a market timing strategy, and curtail their trading in every instance.

Tax Consequences

The Fund has elected, and intends to qualify to be treated in each taxable year as, a regulated investment company (a "RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Assuming the Fund continues to so qualify and satisfies certain distribution requirements, the Fund generally will not be subject to U.S. federal income tax on income distributed (including dividends that are reinvested in additional shares) in a timely manner to its shareholders in the form of dividends or capital gain distributions. If the Fund retains any net capital gains for reinvestment, it may elect to treat such capital gains as having been distributed to its shareholders. If the Fund makes such an election, each shareholder will be required to report its share of such undistributed net capital gain as long-term capital gain and will be entitled to claim its share of the U.S. federal income taxes paid by the Fund on such undistributed net capital gain as a credit against its own U.S. federal income tax liability, if any, and to claim a refund on a properly-filed U.S. federal income tax return to the extent that the credit exceeds such liability. In addition, each shareholder will be entitled to increase the adjusted tax basis of its shares by the difference between its share of such undistributed net capital gain and the related credit. There can be no assurance that the Fund will make this election if it retains all or a portion of its net capital gain for a taxable year.

To qualify as a RIC for any taxable year, the Fund must, among other things, satisfy both an income test and an asset test for such taxable year. Specifically, (i) at least 90% of the Fund's gross income for such taxable year must consist of dividends; interest; payments with respect to certain securities loans; gains from the sale or other disposition of stock, securities or foreign currencies; other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and net income derived from interests in "qualified publicly traded partnerships" (such income, "Qualifying RIC Income") and (ii) the Fund's holdings must be diversified so that, at the end of each quarter of such taxable year, (a) at least 50% of the value of the Fund's total assets is represented by cash and cash items, securities of other RICs, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's total assets and not greater than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of the Fund's total assets is invested (x) in securities (other than U.S. government securities or securities of other RICs) of any one issuer or of two or more issuers that the Fund controls and that are engaged in the same, similar or related trades or businesses or (y) in the securities of one or more "qualified publicly traded partnerships." The Fund's share of income derived from a partnership other than a "qualified publicly traded partnership" will be treated as Qualifying RIC Income only to the extent that such income would have constituted Qualifying RIC Income if derived directly by the Fund. A "qualified publicly traded partnership" is generally defined as an entity that is treated as a partnership for U.S. federal income tax purposes if (i) interests in such entity are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof and (ii) less than 90% of its gross income for the relevant taxable year consists of Qualifying RIC Income. The Code provides that the Treasury Department may by regulation exclude from Qualifying RIC Income foreign currency gains that are not directly related to the RIC's principal business of investing in stock or securities (or options and futures with respect to stock or securities). The Fund anticipates that, in general, its foreign currency gains will be directly related to its principal business of investing in stock and securities.

Distributions of the Fund's ordinary income and net short-term capital gains will generally be taxable to shareholders as ordinary income to the extent such distributions are paid out of the Fund's current or accumulated earnings and profits, as determined for U.S. federal income tax purposes. Distributions or deemed distributions, if any, of net long-term capital gains will be taxable as long-term capital gains, regardless of the length of time the shareholder has owned shares. A distribution of an amount in excess of the Fund's current and accumulated earnings and profits will be treated by a shareholder as a return of capital that will be applied against and reduce the shareholder's basis in its shares. To the extent that the amount of any such distribution exceeds the shareholder's basis in its shares, the excess will be treated as gain from a sale of the shares. Distributions will be treated in the matter described above regardless of whether such distributions are paid in cash or reinvested in additional shares.

Distributions made to a non-corporate shareholder out of "qualified dividend income," if any, received by the Fund will be subject to tax at a maximum rate of 15% or 20% (depending on whether the shareholder's income exceeds certain threshold amounts), provided that the shareholder meets certain holding period and other requirements with respect to its shares. (Fund distributions will generally not qualify for this favorable treatment and also will generally not qualify for the corporate dividends received deduction to the extent the Fund will be earning interest income rather than dividend income.)

A shareholder may recognize a capital gain or loss on the sale or other disposition of shares. The amount of the gain or loss will be equal to the difference between the amount realized and the shareholder's adjusted tax basis in the relevant shares. Such gain or loss generally will be a long-term gain or loss if the shareholder's holding period for such shares is more than one year. Under current law, net long-term capital gains recognized by non-corporate shareholders are generally subject to a maximum rate of either 15% or 20%, depending on whether the shareholder's income exceeds certain threshold amounts. Losses realized by a shareholder on the sale of shares held for six months or less will be treated as long-term capital losses to the extent of any distribution of long-term capital gain received (or deemed received, as discussed above) with respect to such shares. In addition, no loss will be allowed on a sale or other disposition of shares if the shareholder acquires (including pursuant to dividend reinvestment) shares within 30 days before or after the disposition. In such a case, the basis of the securities acquired will be adjusted to reflect the disallowed loss.

The Fund (or its administrative agents) is required to report to the Internal Revenue Service ("IRS") and furnish to shareholders the cost basis information for sale transactions of shares purchased on or after January 1, 2012. Shareholders may elect to have one of several cost basis methods applied to their account when calculating the cost basis of shares sold, including average cost, FIFO ("first-in, first-out") or some other specific identification method. Unless you instruct otherwise, the Fund will use average cost as its default cost basis method, and will treat sales as first coming from shares purchased prior to January 1, 2012. Shareholders should consult with their tax advisors to determine the best cost basis method for their tax situation. Shareholders that hold their shares through a financial intermediary should contact such financial intermediary with respect to reporting of cost basis and available elections for their accounts.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person's "modified adjusted gross income" (in the case of an individual) or "adjusted gross income" (in the case of an estate or trust) exceed certain threshold amounts.

Withholding

If a shareholder is a nonresident alien, a foreign trust or estate or a foreign corporation, as defined for U.S. federal income tax purposes, (a "non-U.S. Shareholder") whose ownership of Shares is not "effectively connected" with a U.S. trade or business, dividends distributed to such non-U.S. Shareholder by the Fund will generally be subject to U.S. federal withholding tax at a rate of 30% (or a lower rate under an applicable treaty). Net long-term capital gain dividends distributed by the Fund to a non-U.S. shareholder will generally not be subject to U.S. withholding tax. For a discussion of the tax consequences of the ownership of shares by a non-U.S. Shareholder whose ownership of shares is "effectively connected" with a U.S. trade or business, please see the discussion in the SAI under "Tax Matters—Non-U.S. Shareholders."

The Fund may be required to backup withhold (currently, at a rate of 28%) on taxable dividend and certain other payments to shareholders who do not furnish to the Fund their correct taxpayer identification number (in the case of individuals, their social security number), and make certain certifications, or who are otherwise subject to backup withholding. Investors should be sure to provide this information when they complete the new account application. Backup withholding is not an additional tax. Any amount withheld from payments made to you may be refunded or credited against your U.S. federal income tax liability. Backup withholding will not, however, be applied to payments that have been subject to the 30% withholding tax applicable to non-U.S. Shareholders.

Effective July 1, 2014, the Fund is required to withhold U.S. tax (at a 30% rate) on payments of taxable dividends and (effective January 1, 2017) redemption proceeds and certain capital gain dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to the Fund to enable the Fund to determine whether withholding is required.

Non-U.S. Shareholders may also be subject to U.S. estate tax with respect to their Fund shares.

DISTRIBUTION ARRANGEMENTS

Distribution (12b-1) and Shareholder Service Plans

The Fund has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act (the "12b-1 Plan"), applicable to Investor Class shares, and a separate Shareholder Servicing Plan applicable to Investor Class and Institutional Class shares.

The 12b-1 Plan allows the Fund to pay fees to cover sales, marketing, and promotional expenses of the Investor Class, as well as related ancillary services such as account maintenance and customer service to Investor Class shareholders. The 12b-1 Plan permits the Fund to pay a distribution (12b-1) fee at an annual rate of 0.25% of net assets attributable to Investor Class shares.

The Shareholder Servicing Plan allows the Fund to pay a fee for assistance in connection with shareholder services such as account maintenance and customer service to Investor Class and Institutional Class shareholders. The Shareholder Servicing Plan permits the Fund to pay shareholder service fees at an annual rate of up to 0.25% and 0.15% of net assets attributable to Investor Class hares and Institutional Class Shares, respectively, to cover the costs of such services.

Both the 12b-1 Plan fees and Shareholder Servicing Plan fees are subject to the approval of the Board. Because these fees, as applicable, are deducted from the net assets of the Investor Class and Institutional Class on an ongoing basis, they have the effect of increasing the cost of your investment the longer you hold it. In addition, because the Investor Class pays a 12b-1 Plan fee while the Institutional Class does not, this will result in lower total returns for an investor in Investor Class shares than one in Institutional Class shares of the Fund.

Investing Through an Intermediary

If you invest through a third party such as a bank, broker-dealer, trust company or other financial intermediary, rather than directly with the Fund, certain purchase and redemption policies, fees, and minimum investment amounts may differ from those described in this Prospectus. The Fund also participates in programs with certain national brokerage firms that limit or eliminate a shareholder's transaction fees, and the Fund typically pays fees, as described above, to these firms in return for services provided by these programs to shareholders.

The Adviser may pay compensation (out of its own resources and not as an expense of the Fund) to certain affiliated or unaffiliated brokers, dealers, or other financial intermediaries or service providers in connection with the sale or retention of Fund shares. This compensation may provide such affiliated or unaffiliated entities with an incentive to favor sales of shares of the Fund over other investment options.

Any such payments will not change the NAV or the price of the Fund's shares.

The Adviser or its affiliates pay certain costs of marketing the Fund out of their own resources. The Adviser or its affiliates may also share with third party financial intermediaries certain marketing expenses or pay for the opportunity to distribute the Fund; sponsor informational meetings, seminars and client awareness events; support marketing materials or business building programs; or pay third parties in connection with marketing to financial intermediaries. The Adviser or its affiliates may also pay amounts to third parties from shareholder service fees (with respect to the applicable share class) or its own resources, including brokerage firms, banks, financial advisors, retirement plan service providers, and other financial intermediaries for providing recordkeeping, sub-accounting, transaction processing and other administrative services.

The amount of these payments is determined from time to time by the Adviser and may differ among such financial intermediaries. Such payments may provide incentives for financial intermediaries to make shares of the Fund available to their customers, and may result in the Fund having greater access to such parties and their customers than would be the case if no payments were made. These payment arrangements will not change the price an investor pays for shares of the Fund or the amount that the Fund receives to invest on behalf of the investor.

You may wish to inquire whether such arrangements exist when purchasing or selling or evaluating any recommendations to purchase or sell shares of the Fund through any intermediary.

FINANCIAL HIGHLIGHTS INFORMATION

The financial highlights table is intended to help you understand the Fund's financial performance since inception. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, are included in the Annual Report, which is available upon request.

Avenue Credit Strategies Fund

Avenue Credit Strategies Fund—Institutional Class
Financial Highlights

Selected data for a share outstanding throughout each period

	Year Ended October 31, 2014	Year Ended October 31, 2013	For the Period June 1, 2012*- October 31, 2012
Net asset value, beginning of period	$11.26	$10.85	$10.00
Income (loss) from investment operations:
Net investment income[1]	0.54	0.50	0.19
Net realized and unrealized gain (loss)	(0.00)[2]	0.87	0.83
Total from investment operations	0.54	1.37	1.02
Distributions to shareholders from:
Net investment income	(0.46)	(0.35)	(0.17)
Net realized gains	—	(0.61)	—
Total distributions	(0.46)	(0.96)	(0.17)
Redemption fees	0.00[2]	0.00[2]	—
Net asset value, end of period	$11.34	$11.26	$10.85
Total return[3]	4.79%	13.24%	10.20%[4]
Net assets, end of period (in 000's)	$1,741,650	$357,705	$3,422
Ratio of expenses to average net assets	1.79%	1.64%	1.50%[5]
Ratio of expenses to average net assets excluding investment related expenses[6]	1.44%	1.50%	1.50%[5]
Ratio of net investment income (loss) to average net assets	4.61%	4.45%	4.37%[5]
Ratios before expense limitation/repayment:
Ratio of expenses to average net assets	1.72%	2.06%	17.39%[5]
Ratio of net investment income (loss) to average net assets	4.68%	4.03%	(11.52)%[5]
Portfolio turnover rate	77%	201%	543%[4]

*  Commencement of operations.

1  Per share amounts have been calculated using average shares outstanding.

2  Amount is less than $0.005 per share.

3  Represents aggregate total return for the periods indicated, and calculated by determining the percentage change in net asset value assuming the reinvestment of all distributions.

4  Not annualized.

5  Annualized.

6  Investment related expenses include dividend and interest expenses on short sales, stock loan fees and interest expenses.

Avenue Credit Strategies Fund—Investor Class
Financial Highlights

Selected data for a share outstanding throughout each period

	Year Ended October 31, 2014	Year Ended October 31, 2013	For the Period June 1, 2012*- October 31, 2012
Net asset value, beginning of period	$11.25	$10.85	$10.00
Income (loss) from investment operations:
Net investment income[1]	0.51	0.47	0.18
Net realized and unrealized gain (loss)	(0.00)[2]	0.87	0.83
Total from investment operations	0.51	1.34	1.01
Distributions to shareholders from:
Net investment income	(0.43)	(0.33)	(0.16)
Net realized gains	—	(0.61)	—
Total distributions	(0.43)	(0.94)	(0.16)
Redemption fees	0.00[2]	0.00[2]	—
Net asset value, end of period	$11.33	$11.25	$10.85
Total return[3]	4.50%	12.96%	10.09%[4]
Net assets, end of period (in 000's)	$438,706	$282,276	$2,958
Ratio of expenses to average net assets	2.03%	1.91%	1.75%[5]
Ratio of expenses to average net assets excluding investment related expenses[6]	1.69%	1.75%	1.75%[5]
Ratio of net investment income (loss) to average net assets	4.38%	4.19%	4.20%[5]
Ratios before expense limitation/repayment:
Ratio of expenses to average net assets	1.96%	2.35%	16.89%[5]
Ratio of net investment income (loss) to average net assets	4.45%	3.75%	(10.94)%[5]
Portfolio turnover rate	77%	201%	543%[4]

*  Commencement of operations.

1  Per share amounts have been calculated using average shares outstanding.

2  Amount is less than $0.005 per share.

3  Represents aggregate total return for the periods indicated, and calculated by determining the percentage change in net asset value assuming the reinvestment of all distributions.

4  Not annualized.

5  Annualized.

6  Investment related expenses include dividend and interest expenses on short sales, stock loan fees and interest expenses.

SHAREHOLDER SERVICES

The Fund provides you with the following services and information about your account:

•  A confirmation after every transaction;

•  Monthly account statements reflecting all transactions for the month;

•  Tax information mailed after the close of each calendar year; and

•  Financial statements of the Fund, mailed at least twice a year.

Telephone Information

Your Account

Questions about your account, purchases, redemptions and distributions can be answered by the transfer agent Monday through Friday, 9:00 a.m. to 5:00 p.m., Eastern Time. Call toll free 1-877-525-7330.

The Fund

Questions about the Fund and literature requests can be answered by the Fund's telephone representatives Monday through Friday, 9:00 a.m. to 5:00 p.m., Eastern Time. Call toll free 1-877-525-7330.

To Redeem Shares

To redeem shares by telephone, call the transfer agent prior to 4:00 p.m., Eastern Time on the day you wish to redeem. Call toll free 1-877-525-7330.

FACTS	WHAT DOES Avenue Credit Strategies Fund (the "Fund") DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
n Social Security Number and transaction history
n Risk tolerance and investment experience
n Income and assets
When you are no longer our customer, we continue to share your information as described in this notice.
How?

All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons the Fund chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does the Fund share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes — information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes — information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share

Questions?  Call 212-878-3520 or go to www.avenuecapital.com

Not a part of the prospectus

Who we are
Who is providing this notice?	Avenue Credit Strategies Fund (the Fund), a series of Avenue Mutual Funds Trust
What we do
How does the Fund protect my personal information?	To product your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
We restrict access to your non-public personal information to those employees who need to know that information.
How does the Fund collect my personal information?	We collect your personal information, for example, when you n Provide contact information or provide account information n Open an account or Purchase or sell shares n Make a wire transfer
Why can't I limit all sharing?	Federal law gives you the right to limit only
n sharing for affiliates' everyday business purposes —information about your creditworthiness
n affiliates from using your information not market to you
n sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. n The term affiliates includes the Fund's investment adviser, Avenue Capital Management II, L.P.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. n The Fund does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. n The Fund does not jointly market.
Other Important Information

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary will govern how your nonpublic personal information will be shared with non-affiliated third parties by that entity.

Not a part of the prospectus

AVENUE CAPITAL GROUP

399 Park Avenue
6th Floor
New York, NY 10022
Phone (212) 878-3500
Toll Free (877) 525-7330
www.avenuecapital.com

Investment Adviser

Avenue Capital Management II, L.P.
399 Park Avenue
6th Floor
New York, NY 10022

For More Information

More information on the Fund is available free upon request, including the following:

•  Shareholder reports—Additional information about the Fund's investments is available in the Fund's Annual and Semi-Annual Reports to Shareholders. The Fund's Annual Report to Shareholders contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year.

•  Statement of Additional Information ("SAI")—The SAI provides more detailed information about the Fund, is on file with the Securities and Exchange Commission (the "SEC"), and is incorporated by reference (is legally considered part of this Prospectus).

You can obtain the SAI and, when available, the Fund's Reports to Shareholders without charge, upon request, and otherwise make inquiries to the Fund by writing or calling the Fund at Avenue Credit Strategies Fund, c/o State Street Bank and Trust, Attn: Transfer Agent, 100 Huntington Ave., Copley Place Tower 2, Floor 3, Mail Code: CPH0255, Boston, MA 02116, or 1-877-525-7330.

The Fund's Prospectus, SAI, Shareholder Reports (when available) and other additional information are available through the Fund's website at www.avenuecapital.com/creditstrategy.aspx

Information about the Fund, including the SAI, can be reviewed at the SEC's Public Reference Room in Washington D.C. (phone 202-551-5850 for information). Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the e-mail address publicinfo@sec.gov, or by writing the SEC's Public Reference Branch, 100 F Street NE, Room 1580, Washington, D.C. 20549. Reports and other information about the Fund are also available on the SEC's Internet Web site (http://www.sec.gov).

Investment Company Act File No. 811-22677